UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2016 through April 30, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer High
                         Yield Fund

--------------------------------------------------------------------------------
                         Semiannual Report | April 30, 2017
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     TAHYX
                         Class C     PYICX
                         Class R     TYHRX
                         Class Y     TYHYX

                         [LOGO] PIONEER
                                Investments(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          47

Notes to Financial Statements                                                 55

Approval of New and Interim Management Agreements                             70

Trustees, Officers and Service Providers                                      78

                         Pioneer High Yield Fund | Semiannual Report | 4/30/17 1

President's Letter

After an overall strong year for leading market indices in 2016, U.S. markets continued to generate positive returns over the first calendar quarter of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. In the first quarter, U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6%, while high-yield securities dominated bond market performance.

The transfer of power in Washington, D.C. in January had little or no effect on the markets in the first quarter, as the post-election momentum we witnessed late in the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts in June. Not even the Federal Reserve System's (the Fed's) highly anticipated rate hike during the month of March, its second in three months, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets.

While U.S. gross domestic product (GDP) did slow in the first quarter, the expectation is for GDP to accelerate in the second quarter, with a strong consumer leading the way. Pioneer believes the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the year. President Trump has proposed decidedly pro-business policies, such as lower taxes, higher infrastructure spending, and less regulation, though we believe the economy may realize the benefits of those policies, if enacted, more so in 2018 than in 2017. Conversely, the effects of the President's potentially restrictive trade policies could offset some of the benefits of the pro-growth fiscal policies.

Even so, we believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. Increasing global Purchasing Manager Indices (PMIs) suggest that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act is another potential concern. The first attempt to repeal/replace it failed, but any new proposed

2 Pioneer High Yield Fund | Semiannual Report | 4/30/17 legislation will undoubtedly have an effect on the health care sector, one of the largest segments of the U.S. economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/17 3

Portfolio Management Discussion | 4/30/17

In the following discussion, portfolio managers Tracy Wright and Andrew Feltus discuss the factors that affected the performance of Pioneer High Yield Fund during the six-month period ended April 30, 2017. Ms. Wright, lead portfolio manager of the Fund, a senior vice president and a portfolio manager at Pioneer, and Andrew Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the six-month period ended April 30, 2017?

A Pioneer High Yield Fund's Class A shares returned 5.87% at net asset value during the six-month period ended April 30, 2017, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index and the BofA ML All-Convertibles Speculative Quality Index, returned 5.50% and 11.62%, respectively. During the same period, the average return of the 691 mutual funds in Lipper's High Yield Funds category was 4.80%, and the average return of the 714 mutual funds in Morningstar's High Yield Bond Funds category was 4.88%.

Q How would you describe the market environment for high-yield bonds during the six-month period ended April 30, 2017?

A While returns for the investment-grade portion of the fixed-income market were challenged due to rising interest rates during the period, high-yield bonds in aggregate provided strong positive returns over the six months. Both credit sentiment and interest rates rose sharply in the immediate aftermath of the November 2016 U.S. elections. With Republicans poised to be in control of the White House and both houses of Congress, financial markets appeared to anticipate higher economic growth and inflation rates. U.S. Treasury yields bumped higher over November and December 2016, and credit spreads narrowed, leading high-yield issues to outperform investment-grade segments of the bond market that were more interest-rate sensitive. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

    Those trends continued into March of 2017, when a decline in both oil prices and inflation expectations halted the rise in Treasury rates. Nonetheless, on the heels of economic data suggesting a significant

4 Pioneer High Yield Fund | Semiannual Report | 4/30/17 strengthening of employment conditions, the Federal Reserve (the Fed) implemented a modest 0.25% hike in the Federal funds rate at its mid-March meeting, the third such action taken by the Fed since December of 2015. While markets were caught somewhat off-guard in the run-up to the rate increase, ultimately, the Fed's move was interpreted by investors as confirming a positive outlook for growth.

    Finally, March saw the Republican-controlled Congress apparently surrender, at least for the time being, in its efforts to come to terms on a plan to replace the Affordable Care Act. While the failure to move forward on a key element of President Trump's platform raised uncertainty over the passage of other, pro-growth initiatives, credit sentiment in the markets quickly stabilized.

Q Can you review the Fund's principal strategies during the six-month period ended April 30, 2017, and the degree to which they added to or detracted from benchmark-relative returns?

A During the period, we maintained the Fund's non-benchmark allocation to convertible bonds, with a focus on sectors not well represented within the high-yield bond universe, or where we have seen better valuations than within high yield. Against a backdrop of optimism over the economy, the Fund's convertibles position had a positive impact on benchmark-relative results over the six months, with contributions led by the convertibles of wire and cable manufacturer General Cable, electronic design automation company Mentor Graphics, and various holdings within the medical industry. The leading detractor from benchmark-relative returns among the Fund's convertibles holdings was mobile cloud services company Synchronoss, as investors questioned a shift in its business focus.

    The Fund's non-benchmark allocation to equities also contributed to performance overall. That said, the Fund's combined equity and bond exposures to pharmaceutical home care solutions provider BioScrip was among the leading detractors from relative returns for the period.

    Finally, the Fund's out-of-benchmark holdings of floating-rate bank loans were a drag on benchmark-relative performance. We continue to view having modest out-of-benchmark exposures to convertibles, equities, and bank loans in the portfolio as helping to improve the Fund's long-term total return profile.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/17 5

    With regard to security selection, results within the Fund's core allocation to high-yield bonds added modestly to relative performance, with the strongest contributions coming from the gaming and utilities segments of the market. Security selection results were negative for the Fund within the telecommunication services, transportation, and energy segments. In terms of individual high-yield positions within the portfolio, a position in gambling products company Scientific Games was a positive contributor to the Fund's relative returns, as a change in management has led to restructuring initiatives and improved results. By contrast, a position in the bonds of transport company Jack Cooper acted as a drag on the Fund's returns.

    In terms of industry weightings within the high-yield market, the Fund's below-benchmark position in retail issues aided relative performance, although that positive was partially offset by the negative effects of the portfolio's underweight exposure to telecommunication services.

    From a quality perspective, the Fund's relative performance was constrained by the portfolio's below-benchmark exposure to lower-quality, CCC-rated and distressed issues, as that area of the high-yield market rose notably on the post-election surge in credit sentiment.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the six-month period ended April 30, 2017?

A The Fund's income generation and yield provided to shareholders remained relatively stable over the six months. The portfolio's position in convertible securities and common stocks resulted in a lower yield as compared with a portfolio composed entirely of high-yield bonds, but, as mentioned earlier, we view those allocations as helping to improve the Fund's total return profile.

6 Pioneer High Yield Fund | Semiannual Report | 4/30/17

Q What role did derivatives play in the Fund's investment process and results during the six-month period ended April 30, 2017?

A During the period, we utilized credit default swap indices in order to maintain the desired level of portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. The strategy had a neutral impact on performance.

Q What is your assessment of the current climate for fixed-income investing, and how is the Fund positioned heading into the second half of its fiscal year?

A The default rate for high-yield bonds has been running well below historical averages, and we maintain a constructive outlook with respect to both the U.S. economy and overall corporate credit fundamentals.

    With regard to U.S. policymakers and their potential effect on the investment environment, we will be closely monitoring the progress of the Trump administration's proposals concerning taxation, infrastructure spending, and health care. The Fed is expected to increase the Federal funds rate roughly two more times in 2017, and we will be watching the course of future rate increases closely. However, the general expectation continues to be that the Fed's rate-hiking cycle will be gradual and measured in nature.

    Within high yield, we have increased the Fund's weighting in energy, while trimming the portfolio's exposures to banking and basic industry. We also have modestly reduced the Fund's exposure to convertibles due to valuation concerns following the recent strong performance.

    While high-yield valuations have rebounded sharply from their lows of February 2016, we believe overall conditions remain supportive of the asset class, and we believe the Fund is positioned accordingly.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/17 7

Please refer to the Schedule of Investments on pages 17-46 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer High Yield Fund | Semiannual Report | 4/30/17

Portfolio Summary | 4/30/17

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       59.6%
Convertible Corporate Bonds                                                 9.9%
International Corporate Bonds                                               9.8%
Senior Secured Loans                                                        6.0%
U.S. Common Stocks                                                          4.1%
Temporary Cash Investment                                                   3.0%
U.S. Government Securities                                                  2.8%
Collateralized Mortgage Obligations                                         2.2%
Convertible Preferred Stocks                                                1.2%
Warrants                                                                    0.7%
Municipal Bonds                                                             0.2%
U.S. Preferred Stocks                                                       0.2%
International Preferred Stocks                                              0.1%
International Common Stocks                                                 0.1%
Asset Backed Securities                                                     0.1%

* Includes investments in insurance-linked securities totaling 3.0% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

  1.   Sprint Corp., 7.25%, 9/15/21                                                2.18%
-----------------------------------------------------------------------------------------
  2.   HCA, Inc., 5.375%, 2/1/25                                                   1.42
-----------------------------------------------------------------------------------------
  3.   United States Treasury Floating Rate Note, Floating Rate Note, 4/30/18      1.32
-----------------------------------------------------------------------------------------
  4.   Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                               1.07
-----------------------------------------------------------------------------------------
  5.   U.S. Treasury Bills, 5/4/17                                                 1.05
-----------------------------------------------------------------------------------------
  6.   Frontier Communications Corp., 8.5%, 4/15/20                                1.01
-----------------------------------------------------------------------------------------
  7.   Scientific Games International, Inc., 10.0%, 12/1/22                        0.98
-----------------------------------------------------------------------------------------
  8.   KB Home, 7.0%, 12/15/21                                                     0.95
-----------------------------------------------------------------------------------------
  9.   Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)         0.91
-----------------------------------------------------------------------------------------
 10.   Lennar Corp., 4.75%, 11/15/22                                               0.84
-----------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/17 9

Prices and Distributions | 4/30/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Class                  4/30/17                   10/31/16
--------------------------------------------------------------------------------
               A                     $ 9.73                     $ 9.43
--------------------------------------------------------------------------------
               C                     $ 9.94                     $ 9.63
--------------------------------------------------------------------------------
               R                     $11.02                     $10.68
--------------------------------------------------------------------------------
               Y                     $ 9.74                     $ 9.44
--------------------------------------------------------------------------------

Distributions per Share: 11/1/16-4/30/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                        Investment         Short-Term           Long-Term
            Class        Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
             A           $0.2472             $  --                $  --
--------------------------------------------------------------------------------
             C           $0.2163             $  --                $  --
--------------------------------------------------------------------------------
             R           $0.2564             $  --                $  --
--------------------------------------------------------------------------------
             Y           $0.2611             $  --                $  --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer High Yield Fund | Semiannual Report | 4/30/17

Performance Update | 4/30/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) U.S. High Yield Index and the Bank of America
(BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
               Net        Public       BofA ML       BofA ML All-
               Asset      Offering     U.S. High     Convertibles
               Value      Price        Yield         Speculative
Period         (NAV)      (POP)        Index         Quality Index
--------------------------------------------------------------------------------
10 years        5.64%     5.16%         7.32%        6.48%
5 years         6.09      5.13          6.87         9.67
1 year         13.06      7.93         13.66         22.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer High      BofA ML US High   BofA ML All-Convertibles
            Yield Fund        Yield Index       Speculative Quality Index
4/07        $ 9,550           $10,000           $10,000
4/08        $ 9,607           $ 9,917           $ 9,706
4/09        $ 7,000           $ 8,460           $ 6,713
4/10        $10,614           $12,200           $10,724
4/11        $12,511           $13,828           $12,636
4/12        $12,302           $14,540           $11,815
4/13        $13,975           $16,582           $14,010
4/14        $15,098           $17,626           $16,363
4/15        $15,325           $18,078           $16,746
4/16        $14,625           $17,837           $15,305
4/17        $16,534           $20,273           $18,745

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 11

Performance Update | 4/30/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill
Lynch (ML) U.S. High Yield Index and the Bank of America (BofA) Merrill
Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                                       BofA ML       BofA ML All-
                                       U.S. High     Convertibles
               If         If           Yield         Speculative
Period         Held       Redeemed     Index         Quality Index
--------------------------------------------------------------------------------
10 years        4.93%      4.93%        7.32%         6.48%
5 years         5.37       5.37         6.87          9.67
1 year         12.31      12.31        13.66         22.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer High      BofA ML US High   BofA ML All-Convertibles
            Yield Fund        Yield Index       Speculative Quality Index
4/07        $10,000           $10,000           $10,000
4/08        $ 9,980           $ 9,917           $ 9,706
4/09        $ 7,233           $ 8,460           $ 6,713
4/10        $10,886           $12,200           $10,724
4/11        $12,754           $13,828           $12,636
4/12        $12,464           $14,540           $11,815
4/13        $14,065           $16,582           $14,010
4/14        $15,089           $17,626           $16,363
4/15        $15,202           $18,078           $16,746
4/16        $14,413           $17,837           $15,305
4/17        $16,188           $20,273           $18,745

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer High Yield Fund | Semiannual Report | 4/30/17

Performance Update | 4/30/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch
(ML) U.S. High Yield Index and the Bank of America (BofA) Merrill Lynch
(ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
               Net        BofA ML      BofA ML All-
               Asset      U.S. High    Convertibles
               Value      Yield        Speculative
Period         (NAV)      Index        Quality Index
--------------------------------------------------------------------------------
10 years        5.36%      7.32%        6.48%
5 years         5.73       6.87         9.67
1 year         12.70      13.66        22.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.49%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer High      BofA ML US High   BofA ML All-Convertibles
            Yield Fund        Yield Index       Speculative Quality Index
4/07        $10,000           $10,000           $10,000
4/08        $10,033           $ 9,917           $ 9,706
4/09        $ 7,313           $ 8,460           $ 6,713
4/10        $11,060           $12,200           $10,724
4/11        $13,008           $13,828           $12,636
4/12        $12,759           $14,540           $11,815
4/13        $14,441           $16,582           $14,010
4/14        $15,547           $17,626           $16,363
4/15        $15,726           $18,078           $16,746
4/16        $14,960           $17,837           $15,305
4/17        $16,860           $20,273           $18,745

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 13

Performance Update | 4/30/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill
Lynch (ML) U.S. High Index and the Bank of America (BofA) Merrill Lynch
(ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
               Net        BofA ML      BofA ML All-
               Asset      U.S. High    Convertibles
               Value      Yield        Speculative
Period         (NAV)      Index        Quality Index
--------------------------------------------------------------------------------
10 years        6.06%      7.32%        6.48%
5 years         6.43       6.87         9.67
1 year         13.38      13.66        22.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer High      BofA ML US High   BofA ML All-Convertibles
            Yield Fund        Yield Index       Speculative Quality Index
4/07        $5,000,000        $ 5,000,000       $5,000,000
4/08        $5,048,176        $ 4,958,617       $4,852,955
4/09        $3,705,270        $ 4,230,222       $3,356,595
4/10        $5,639,630        $ 6,100,147       $5,361,810
4/11        $6,679,667        $ 6,914,207       $6,318,179
4/12        $6,590,297        $ 7,270,206       $5,907,418
4/13        $7,509,817        $ 8,290,919       $7,004,842
4/14        $8,145,961        $ 8,812,927       $8,181,461
4/15        $8,284,927        $ 9,039,084       $8,372,874
4/16        $7,938,924        $ 8,918,292       $7,652,351
4/17        $9,000,758        $10,136,411       $9,372,321

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer High Yield Fund | Semiannual Report | 4/30/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from November 1, 2016, through April 30, 2017.

--------------------------------------------------------------------------------
Share Class                    A              C              R           Y
--------------------------------------------------------------------------------
Beginning Account          $1,000.00      $1,000.00      $1,000.00    $1,000.00
Value on 11/1/16
--------------------------------------------------------------------------------
Ending Account             $1,058.70      $1,055.20      $1,056.40    $1,060.10
Value (after expenses)
on 4/30/17
--------------------------------------------------------------------------------
Expenses Paid              $    5.87      $    9.48      $    8.06    $    4.70
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.86%, 1.58% and 0.92% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2016, through April 30, 2017.

--------------------------------------------------------------------------------
Share Class                    A              C              R           Y
--------------------------------------------------------------------------------
Beginning Account          $1,000.00      $1,000.00      $1,000.00    $1,000.00
Value on 11/1/16
--------------------------------------------------------------------------------
Ending Account             $1,019.09      $1,015.57      $1,016.96    $1,020.23
Value (after expenses)
on 4/30/17
--------------------------------------------------------------------------------
Expenses Paid              $    5.76      $    9.30      $    7.90    $    4.61
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.86%, 1.58% and 0.92% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer High Yield Fund | Semiannual Report | 4/30/17

Schedule of Investments | 4/30/17 (unaudited)

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               CONVERTIBLE CORPORATE BONDS -- 9.8%
                               ENERGY -- 0.8%
                               Oil & Gas Equipment & Services -- 0.2%
     2,170,000                 SEACOR Holdings, Inc., 3.0%, 11/15/28                     $     1,943,506
--------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 0.6%
     2,710,000                 Ascent Capital Group, Inc., 4.0%, 7/15/20                 $     2,057,906
     4,930,000                 Whiting Petroleum Corp., 1.25%, 4/1/20                          4,356,888
                                                                                         ---------------
                                                                                         $     6,414,794
--------------------------------------------------------------------------------------------------------
                               Coal & Consumable Fuels -- 0.0%+
     4,705,000                 Alpha Natural Resources, Inc., 3.75%,
                               12/15/17 (e)                                              $        56,460
                                                                                         ---------------
                               Total Energy                                              $     8,414,760
--------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 1.1%
                               Aerospace & Defense -- 0.1%
     1,150,000                 The KEYW Holding Corp., 2.5%, 7/15/19                     $     1,113,344
--------------------------------------------------------------------------------------------------------
                               Construction & Engineering -- 0.5%
     4,250,000                 Dycom Industries, Inc., 0.75%, 9/15/21                    $     5,368,281
--------------------------------------------------------------------------------------------------------
                               Electrical Components & Equipment -- 0.5%
     6,619,000                 General Cable Corp., 4.5%, 11/15/29 (Step)                $     5,183,504
                                                                                         ---------------
                               Total Capital Goods                                       $    11,665,129
--------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.1%
                               Airport Services -- 0.1%
     1,250,000                 Macquarie Infrastructure Corporation,
                               2.0%, 10/1/23                                             $     1,234,375
                                                                                         ---------------
                               Total Transportation                                      $     1,234,375
--------------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 0.4%
                               Homebuilding -- 0.4%
     3,530,000                 KB Home, 1.375%, 2/1/19                                   $     3,638,106
                                                                                         ---------------
                               Total Consumer Durables & Apparel                         $     3,638,106
--------------------------------------------------------------------------------------------------------
                               MEDIA -- 0.3%
                               Cable & Satellite -- 0.3%
     3,351,000                 Dish Network. 2.375%, 3/15/24 (144A)                      $     3,487,134
                                                                                         ---------------
                               Total Media                                               $     3,487,134
--------------------------------------------------------------------------------------------------------
                               RETAILING -- 0.5%
                               Internet Retail -- 0.5%
     1,320,000                 Ctrip.com International, Ltd., 1.25%,
                               9/15/22 (144A)                                            $     1,379,400
     4,065,000                 Shutterfly, Inc., 0.25%, 5/15/18                                4,108,191
                                                                                         ---------------
                                                                                         $     5,487,591
                                                                                         ---------------
                               Total Retailing                                           $     5,487,591
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 17

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                               Health Care Equipment -- 1.1%
     3,170,000                 Insulet Corp., 1.25%, 9/15/21 (144A)                      $     3,207,644
     1,795,000                 Nuvasive Inc., 2.25% 3/15/21                                    2,388,472
     4,540,000                 Wright Medical Group, Inc., 2.0%, 2/15/20                       5,317,475
                                                                                         ---------------
                                                                                         $    10,913,591
--------------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 0.4%
     2,015,000                 Endologix, Inc., 2.25%, 12/15/18                          $     1,940,697
     1,390,000                 Endologix, Inc., 3.25%, 11/1/20                                 1,381,312
       935,000                 Quidel Corp., 3.25%, 12/15/20                                     981,166
                                                                                         ---------------
                                                                                         $     4,303,175
                                                                                         ---------------
                               Total Health Care Equipment & Services                    $    15,216,766
--------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 2.3%
                               Biotechnology -- 0.6%
     1,920,000                 BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20             $     2,379,600
     2,815,000                 Emergent BioSolutions, Inc., 2.875%, 1/15/21                    3,397,353
                                                                                         ---------------
                                                                                         $     5,776,953
--------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 1.5%
     3,015,000                 Impax Laboratories, Inc., 2.0%, 6/15/22                   $     2,542,022
     4,835,000                 Innoviva, Inc., 2.125%, 1/15/23                                 4,339,412
     3,570,000                 Jazz Investments I, Ltd., 1.875%, 8/15/21                       3,953,775
     2,455,000                 The Medicines Co., 2.5%, 1/15/22                                3,904,984
       955,000                 The Medicines Co., 2.75%, 7/15/23 (144A)                        1,159,131
                                                                                         ---------------
                                                                                         $    15,899,324
--------------------------------------------------------------------------------------------------------
                               Life Sciences Tools & Services -- 0.2%
     1,415,000                 Albany Molecular Research, Inc.,
                               2.25%, 11/15/18                                           $     1,650,244
                                                                                         ---------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                             $    23,326,521
--------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 1.7%
                               Internet Software & Services -- 0.6%
     1,110,000                 Akamai Technologies, Inc., 2/15/19 (d)                    $     1,105,144
     3,290,000                 WebMD Health Corp., 2.5%, 1/31/18                               3,355,800
       615,000                 WebMD Health Corp., 2.625%, 6/15/23 (144A)                        592,322
     1,530,000                 Zillow Group, Inc., 2.0%, 12/1/21 (144A)                        1,600,762
                                                                                         ---------------
                                                                                         $     6,654,028
--------------------------------------------------------------------------------------------------------
                               Data Processing & Outsourced Services -- 0.3%
     2,690,000                 Cardtronics, Inc., 1.0%, 12/1/20                          $     2,762,294
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               Application Software -- 0.6%
     1,840,000                 Citrix Systems, Inc., 0.5%, 4/15/19                       $     2,252,850
     1,700,000                 Nuance Communications, Inc., 1.0%, 12/15/35                     1,642,625
     2,785,000                 Synchronoss Technologies, Inc., 0.75%, 8/15/19                  2,374,212
                                                                                         ---------------
                                                                                         $     6,269,687
--------------------------------------------------------------------------------------------------------
                               Systems Software -- 0.2%
       595,000                 FireEye, Inc., 1.0%, 6/1/35                               $       561,531
       595,000                 FireEye, Inc., 1.625%, 6/1/35                                     534,756
       905,000                 Nice Systems, Inc., 1.25%, 1/15/24 (144A)                         935,544
                                                                                         ---------------
                                                                                         $     2,031,831
                                                                                         ---------------
                               Total Software & Services                                 $    17,717,840
--------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                               Communications Equipment -- 0.3%
       925,000                 Finisar Corp., 0.5%, 12/15/33                             $       974,141
     1,630,000                 Lumentum Holdings, 0.25%, 3/15/24
                               (144A)144A                                                      1,623,888
                                                                                         ---------------
                                                                                         $     2,598,029
                                                                                         ---------------
                               Total Technology Hardware & Equipment                     $     2,598,029
--------------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.8%
                               Semiconductor Equipment -- 0.1%
       471,000                 Teradyne, Inc., 1.25%, 12/15/23 (144A)                    $       589,339
--------------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.7%
     1,675,000                 Microchip Technology, Inc., 1.625%,
                               2/15/27 (144A)                                            $     1,714,781
     2,113,000                 ON Semiconductor Corp., 1.0%, 12/1/20                           2,227,894
     2,772,000                 ON Semiconductor Corp., 1.625%, 10/15/23                        2,768,535
       875,000                 Silicon Laboratory, 1.375%, 3/1/22 (144A)                         918,203
                                                                                         ---------------
                                                                                         $     7,629,413
                                                                                         ---------------
                               Total Semiconductors & Semiconductor
                               Equipment                                                 $     8,218,752
--------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE CORPORATE BONDS
                               (Cost $100,811,037)                                       $   101,005,003
--------------------------------------------------------------------------------------------------------
                               PREFERRED STOCKS -- 0.3%
                               TRANSPORTATION -- 0.1%
                               Air Freight & Logistics -- 0.1%
         4,940                 CEVA Group Plc, 12/31/14 (d)*                             $     1,111,511
                                                                                         ---------------
                               Total Transportation                                      $     1,111,511
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 19

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.2%
                               Consumer Finance -- 0.3%
        97,845          6.82   GMAC Capital Trust I, Floating Rate
                               Note, 2/15/40                                             $     2,491,134
                                                                                         ---------------
                               Total Diversified Financials                              $     2,491,134
--------------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCKS
                               (Cost $7,271,241)                                         $     3,602,645
--------------------------------------------------------------------------------------------------------
                               CONVERTIBLE PREFERRED
                               STOCKS -- 1.2%
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                               Health Care Supplies -- 0.3%
         7,708                 Alere, Inc., 3.0%, (Perpetual)                            $     2,975,288
--------------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.0%+
           742                 BioScrip, Inc., (Perpetual) (c) (d)                       $        51,694
                                                                                         ---------------
                               Total Health Care Equipment & Services                    $     3,026,982
--------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 0.1%
                               Pharmaceuticals -- 0.1%
         2,700                 Allergan Plc, 5.5%, 3/1/18                                $     2,337,606
                                                                                         ---------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                             $     2,337,606
--------------------------------------------------------------------------------------------------------
                               BANKS -- 0.8%
                               Diversified Banks -- 0.8%
           920                 Bank of America Corp., 7.25%, (Perpetual)                 $     1,116,346
         5,265                 Wells Fargo & Co., 7.5% (Perpetual)                             6,686,550
                                                                                         ---------------
                                                                                         $     7,802,896
                                                                                         ---------------
                               Total Banks                                               $     7,802,896
--------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED STOCKS
                               (Cost $11,115,411)                                        $    13,167,484
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                               COMMON STOCKS -- 4.2%
                               ENERGY -- 0.2%
                               Oil & Gas Exploration & Production -- 0.1%
     6,967,063                 Ascent CNR Corp. Class A                                  $       905,718
           996                 Midstates Petroleum Co, Inc.                                       18,486
           430                 Swift Energy Co.                                                   10,363
                                                                                         ---------------
                                                                                         $       934,567
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.1%
        20,710                 Marathon Petroleum Corp.*                                 $     1,054,967
--------------------------------------------------------------------------------------------------------
                               Coal & Consumable Fuels -- 0.0%+
           516                 Contura Energy, Inc.                                      $        35,346
                                                                                         ---------------
                               Total Energy                                              $     2,024,880
--------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.2%
                               Commodity Chemicals -- 0.2%
        30,554                 LyondellBasell Industries NV                              $     2,589,757
                                                                                         ---------------
                               Total Materials                                           $     2,589,757
--------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.0%+
                               Industrial Machinery -- 0.0%+
        73,714                 Liberty Tire Recycling LLC (c)                            $           737
                                                                                         ---------------
                               Total Capital Goods                                       $           737
--------------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                               Diversified Support Services -- 0.0%+
            53                 IAP Worldwide Services, Inc.                              $        71,570
                                                                                         ---------------
                               Total Commercial Services & Supplies                      $        71,570
--------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.3%
                               Air Freight & Logistics -- 0.1%
         2,282                 CEVA Group Plc*                                           $       456,412
--------------------------------------------------------------------------------------------------------
                               Airlines -- 0.2%
        31,188                 United Continental Holdings, Inc.*                        $     2,189,709
                                                                                         ---------------
                               Total Transportation                                      $     2,646,121
--------------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.6%
                               Automobile Manufacturers -- 0.6%
       509,002                 Ford Motor Co.                                            $     5,838,253
                                                                                         ---------------
                               Total Automobiles & Components                            $     5,838,253
--------------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.3%
                               Restaurants -- 0.3%
        48,392                 Starbucks Corp.                                           $     2,906,424
--------------------------------------------------------------------------------------------------------
                               Education Services -- 0.0%+
        13,966                 Cengage Learning Holdings II, Inc.                        $       146,643
                                                                                         ---------------
                               Total Consumer Services                                   $     3,053,067
--------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                               Health Care Services -- 0.0%+
       255,259                 BioScrip, Inc.*                                           $       387,994
--------------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.7%
        29,704                 Aetna, Inc.                                               $     4,012,119
        16,643                 Cigna Corp.                                                     2,602,466
                                                                                         ---------------
                                                                                         $     6,614,585
                                                                                         ---------------
                               Total Health Care Equipment & Services                    $     7,002,579
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 21

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 0.4%
                               Pharmaceuticals -- 0.1%
        30,191                 Mylan NV                                                  $     1,127,634
--------------------------------------------------------------------------------------------------------
                               Life Sciences Tools & Services -- 0.3%
        16,800                 Thermo Fisher Scientific, Inc.                            $     2,777,544
                                                                                         ---------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                             $     3,905,178
--------------------------------------------------------------------------------------------------------
                               BANKS -- 0.1%
                               Diversified Banks -- 0.1%
        17,581                 JPMorgan Chase & Co.                                      $     1,529,547
                                                                                         ---------------
                               Total Banks                                               $     1,529,547
--------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.2%
                               Consumer Finance -- 0.2%
        24,013                 Capital One Financial Corp.                               $     1,930,165
                                                                                         ---------------
                               Total Diversified Financials                              $     1,930,165
--------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE &
                               EQUIPMENT -- 0.3%
                               Technology Hardware, Storage &
                               Peripherals -- 0.3%
        70,088                 NCR Corp.*                                                $     2,891,130
--------------------------------------------------------------------------------------------------------
                               Electronic Manufacturing Services -- 0.0%+
         9,502                 TE Connectivity, Ltd.                                     $       735,170
                                                                                         ---------------
                               Total Technology Hardware & Equipment                     $     3,626,300
--------------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 0.0%+
                               Integrated Telecommunication Services -- 0.0%+
        21,426                 Windstream Holdings, Inc.                                 $       118,272
                                                                                         ---------------
                               Total Telecommunication Services                          $       118,272
--------------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.9%
                               Diversified REIT -- 0.7%
       308,523                 Forest City Enterprises LP*                               $     6,972,620
--------------------------------------------------------------------------------------------------------
                               Specialized REIT -- 0.2%
        76,215                 Uniti Group, Inc.                                         $     2,092,864
                                                                                         ---------------
                               Total Real Estate                                         $     9,065,484
--------------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $27,921,369)                                        $    43,401,910
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 0.1%
                               BANKS -- 0.1%
                               Thrifts & Mortgage Finance -- 0.1%
       750,000                 InSite Issuer LLC Class C Series 16-1A,
                               7.5%, 11/15/46                                            $       767,146
       999,013                 VOLT XXV LLC, 4.5%, 6/26/45 (Step) (144A)                         971,930
                                                                                         ---------------
                                                                                         $     1,739,076
                                                                                         ---------------
                               Total Banks                                               $     1,739,076
--------------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $1,731,575)                                         $     1,739,076
--------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE
                               OBLIGATIONS -- 2.3%
                               BANKS -- 2.3%
                               Thrifts & Mortgage Finance -- 2.3%
     1,475,000          5.59   CFCRE 2015-RUM Mortgage Trust, Floating
                               Rate Note, 7/15/30 (144A)                                 $     1,443,777
     2,500,000          3.21   Citigroup Commercial Mortgage Trust
                               2014-GC23 REMICS, Floating Rate Note,
                               7/12/47 (144A)                                                  1,632,739
     2,750,000          5.99   COBALT CMBS Commercial Mortgage
                               Trust 2007-C3, Floating Rate Note, 5/15/46                      2,749,413
     1,200,000          5.99   COBALT CMBS Commercial Mortgage
                               Trust 2007-C3, Floating Rate Note, 5/15/46                        851,792
     1,300,000          4.99   COMM 2014-FL5 Mortgage Trust REMICS,
                               Floating Rate Note, 10/15/31 (144A)                             1,202,187
       600,000          5.10   Credit Suisse First Boston Mortgage Securities
                               Corp., Floating Rate Note, 8/15/38                                508,271
       917,448          5.74   EQTY 2014-MZ Mezzanine Trust, Floating Rate
                               Note, 5/10/19 (144A)                                              920,255
       403,627                 Global Mortgage Securitization, Ltd., 5.25%,
                               11/25/32 (144A)                                                   256,408
     2,513,900          5.00   GMAT 2013-1 Trust, Floating Rate Note, 8/25/53                  2,340,971
       448,642                 Homeowner Assistance Program Reverse
                               Mortgage Loan Trust 2013-RM1, 4.0%,
                               5/26/53 (144A)                                                    446,399
     3,000,000          4.10   JPMBB Commercial Mortgage Securities
                               Trust 2014-C25 REMICS, Floating Rate Note,
                               11/18/47 (144A)                                                 2,357,002
     1,000,000                 JPMCC Re-REMIC Trust 2014-FRR1, 4.234284%,
                               4/27/44 (144A)                                                    970,860
     1,350,000          4.19   JPMorgan Chase Commercial Mortgage
                               Securities Trust 2013-C13 REMICS, Floating
                               Rate Note, 1/18/46 (144A)                                       1,266,787

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 23

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     4,270,000          4.59   JPMorgan Chase Commercial Mortgage
                               Securities Trust 2014-INN, Floating Rate Note,
                               6/15/29 (144A)                                            $     4,270,002
     2,171,000          5.59   PFP 2015-2, Ltd., Floating Rate Note,
                               7/14/34 (144A)                                                  2,131,746
                                                                                         ---------------
                                                                                         $    23,348,609
                                                                                         ---------------
                               Total Banks                                               $    23,348,609
--------------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE
                               OBLIGATIONS
                               (Cost $23,790,302)                                        $    23,348,609
--------------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 68.8%
                               ENERGY -- 13.9%
                               Oil & Gas Drilling -- 0.6%
       780,000                 Rowan Companies, Inc., 4.875%, 6/1/22                     $       733,200
     3,604,000                 Rowan Companies, Inc., 5.4%, 12/1/42                            2,721,020
       375,000                 Rowan Companies, Inc., 5.85%, 1/15/44                             294,375
     2,730,000                 Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                 2,750,475
                                                                                         ---------------
                                                                                         $     6,499,070
--------------------------------------------------------------------------------------------------------
                               Oil & Gas Equipment & Services -- 0.7%
     4,500,000                 Archrock Partners LP, 6.0%, 10/1/22                       $     4,488,750
     1,955,000                 Archrock Partners LP, 6.0%, 4/1/21                              1,959,888
     1,030,000                 Weatherford, 8.25%, 6/15/23                                     1,116,262
                                                                                         ---------------
                                                                                         $     7,564,900
--------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 7.2%
     3,631,000                 Antero Resources Corp., 5.0%, 3/1/25 (144A)               $     3,585,612
     3,370,000                 California Resources Corp., 8.0%,
                               12/15/22 (144A)                                                 2,578,050
     3,020,000                 Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                          3,110,600
     3,756,000                 Chesapeake Energy Corp., 8.0%,
                               12/15/22 (144A)                                                 3,957,885
     3,660,000                 Cobalt International Energy, Inc., 10.75%,
                               12/1/21 (144A)                                                  3,614,250
     1,544,000                 Cobalt International Energy, Inc., 7.75%,
                               12/1/23 (144A)                                                    949,560
     2,050,000                 Concho Resources, Inc., 4.375%, 1/15/25                         2,075,625
     3,675,000                 Concho Resources, Inc., 5.5%, 4/1/23                            3,810,516
     1,255,000                 Continental Resources, 4.5%, 4/15/23                            1,236,175
       375,000                 Denbury Resources, Inc., 4.625%, 7/15/23                          256,875
     3,310,000                 Denbury Resources, Inc., 5.5%, 5/1/22                           2,465,950
     2,240,000                 Great Western Petroleum LLC, 9.0%,
                               9/30/21 (144A)                                                  2,318,400

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration &
                               Production -- (continued)
     2,060,000                 Gulfport Energy Corp., 6.0%, 10/15/24                     $     2,029,100
     3,100,000                 Gulfport Energy Corp., 6.375%, 5/15/25 (144A)                   3,088,375
     2,185,000                 Halcon Resources Corp., 12.0%, 2/15/22 (144A)                   2,542,794
     1,425,000                 Halcon Resources Corp., 6.75%, 2/15/25 (144A)                   1,368,000
     3,788,000                 Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                      3,674,360
     1,025,000                 MEG Energy Corp., 6.5%, 1/15/25 (144A)                          1,012,188
     3,630,000                 MEG Energy Corp., 7.0%, 3/31/24 (144A)                          3,239,775
       870,000                 Murphy Oil Corp., 6.875%, 8/15/24                                 926,550
       705,000                 Newfield Exploration Co., 5.625%, 7/1/24                          745,100
     4,420,000                 Oasis Petroleum, Inc., 6.875%, 3/15/22                          4,475,250
       540,000                 Parsley Energy LLC, 5.25%, 8/15/25 (144A)                         544,050
     2,888,000                 Parsley Energy LLC, 6.25%, 6/1/24 (144A)                        3,054,060
     3,510,000                 PDC Energy, Inc., 7.75%, 10/15/22                               3,685,500
     2,635,000                 Rice Energy Inc., 6.25%, 5/1/22                                 2,755,235
     1,878,000                 Sanchez Energy Corp., 6.125%, 1/15/23                           1,727,741
     2,375,000                 Sanchez Energy Corp., 7.75%, 6/15/21                            2,297,812
       235,000                 SM Energy Co., 6.5%, 1/1/23                                       238,525
     2,020,000                 SM Energy Co., 6.75%, 9/15/26                                   2,035,150
       354,000                 SM Energy Company, 6.125%, 11/15/22                               360,195
     1,000,000                 WPX Energy, Inc., 6.0%, 1/15/22                                 1,015,000
     1,812,000                 WPX Energy, Inc., 7.5%, 8/1/20                                  1,920,720
       670,000                 WPX Energy, Inc., 8.25%, 8/1/23                                   747,050
                                                                                         ---------------
                                                                                         $    73,442,028
--------------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 1.4%
     6,525,000                 Calumet Specialty Products Partners LP,
                               6.5%, 4/15/21                                             $     5,513,625
       685,000                 EnLink Midstream Partners LP, 5.05%, 4/1/45                       648,507
     1,973,000                 EnLink Midstream Partners LP, 5.6%, 4/1/44                      2,007,687
     1,205,000                 PBF Holding Co LLC, 7.0%, 11/15/23                              1,223,075
     4,695,000                 Tesoro Corp., 5.375%, 10/1/22                                   4,882,800
                                                                                         ---------------
                                                                                         $    14,275,694
--------------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- 3.8%
     3,150,000                 Blue Racer Midstream LLC, 6.125%,
                               11/15/22 (144A)                                           $     3,228,750
     1,414,000                 Energy Transfer Equity LP, 5.875%, 1/15/24                      1,523,585
     3,618,000                 Genesis Energy LP, 5.75%, 2/15/21                               3,658,702
     3,375,000                 Global Partners LP, 7.0%, 6/15/23                               3,341,250
     1,555,000                 Holly Energy Partners LP, 6.0%, 8/1/24 (144A)                   1,644,412
     4,755,000                 ONEOK, Inc., 7.5%, 9/1/23                                       5,624,770
     6,775,000                 Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                    7,367,196

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 25

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               Oil & Gas Storage &
                               Transportation -- (continued)
       490,000                 Targa Resources Partners LP, 4.125%, 11/15/19             $       498,266
     2,900,000                 Targa Resources Partners LP, 4.25%, 11/15/23                    2,871,000
     2,491,000                 Targa Resources Partners LP, 5.25%, 5/1/23                      2,565,730
     6,167,000                 The Williams Companies, Inc., 5.75%, 6/24/44                    6,382,845
                                                                                         ---------------
                                                                                         $    38,706,506
--------------------------------------------------------------------------------------------------------
                               Coal & Consumable Fuels -- 0.2%
     1,875,000                 SunCoke Energy Partners LP, 7.375%, 2/1/20                $     1,921,875
                                                                                         ---------------
                               Total Energy                                              $   142,410,073
--------------------------------------------------------------------------------------------------------
                               MATERIALS -- 4.2%
                               Commodity Chemicals -- 0.4%
     1,220,000                 Hexion, Inc., 6.625%, 4/15/20                             $     1,152,900
     2,420,000                 Tronox Finance LLC, 6.375%, 8/15/20                             2,459,325
                                                                                         ---------------
                                                                                         $     3,612,225
--------------------------------------------------------------------------------------------------------
                               Diversified Chemicals -- 0.3%
       540,000                 Alpha 3 BV, 6.25%, 2/1/25 (144A)                          $       548,100
     2,275,000                 CF Industries, Inc., 3.45%, 6/1/23                              2,121,438
                                                                                         ---------------
                                                                                         $     2,669,538
--------------------------------------------------------------------------------------------------------
                               Fertilizers & Agricultural Chemicals -- 0.1%
     1,140,000                 CVR Partners LP, 9.25%, 6/15/23 (144A)                    $     1,164,225
--------------------------------------------------------------------------------------------------------
                               Specialty Chemicals -- 0.4%
     4,330,000                 Kraton Polymers, 7%, 4/15/25 (144A)                       $     4,546,500
--------------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 2.3%
EURO   950,000                 ARD Finance SA, 6.625%, 9/15/23 (144A) (PIK)              $     1,075,231
       950,000                 ARD Finance SA, 7.125%, 9/15/23 (144A) (PIK)                      985,625
     2,160,000                 Ardagh Packaging Finance Plc, 6.0%,
                               2/15/25 (144A)                                                  2,232,900
     4,901,000                 Ball Corp., 5.25%, 7/1/25                                       5,293,080
     9,120,000                 Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                  10,579,200
     2,790,000                 Reynolds Group Issuer, Inc., 7.0%,
                               7/15/24 (144A)                                                  3,002,738
                                                                                         ---------------
                                                                                         $    23,168,774
--------------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.2%
       975,000                 Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)             $     1,044,469
     1,307,000                 Prince Mineral Holding Corp., 11.5%,
                               12/15/19 (144A)                                                 1,346,210
                                                                                         ---------------
                                                                                         $     2,390,679
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------

                               Copper -- 0.4%
     2,185,000                 First Quantum, 7.5%, 1/4/25 (144A)                        $     2,228,700
     2,475,000                 Freeport-McMoRan, Inc., 3.55%, 3/1/22                           2,326,500
                                                                                         ---------------
                                                                                         $     4,555,200
--------------------------------------------------------------------------------------------------------
                               Paper Products -- 0.1%
       673,000                 Resolute Forest Products, Inc., 5.875%, 5/15/23           $       641,032
                                                                                         ---------------
                               Total Materials                                           $    42,748,173
--------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 4.0%
                               Aerospace & Defense -- 0.0%+
       230,000                 Triumph Group, Inc., 5.25%, 6/1/22                        $       224,250
--------------------------------------------------------------------------------------------------------
                               Building Products -- 0.2%
     1,800,000                 Griffon Corp., 5.25%, 3/1/22                              $     1,840,500
--------------------------------------------------------------------------------------------------------
                               Construction & Engineering -- 1.4%
     3,175,000                 AECOM, 5.875%, 10/15/24                                   $     3,406,775
     4,485,000                 Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                   4,597,125
     2,600,000                 Amsted Industries, Inc., 5.375%,
                               9/15/24 (144A)                                                  2,671,500
     1,565,000                 Covey Park Energy, 7.5%, 5/15/25 (144A)                         1,565,000
     2,250,000                 Tutor Perini, 6.875%, 5/1/25 (144A)                             2,362,500
                                                                                         ---------------
                                                                                         $    14,602,900
--------------------------------------------------------------------------------------------------------
                               Electrical Components & Equipment -- 0.2%
     1,490,000                 Exterran NRG, 8.125%, 5/1/25 (144A)                       $     1,537,494
--------------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- 0.5%
     4,030,000                 JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)            $     4,221,425
       785,000                 Park-Ohio Industries, 6.625%, 4/15/27 (144A)                      804,625
                                                                                         ---------------
                                                                                         $     5,026,050
--------------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery & Heavy
                               Trucks -- 0.3%
     2,430,000                 Engility Corp., 8.875%, 9/1/24 (144A)                     $     2,594,025
--------------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.5%
     4,901,000                 Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                  $     4,533,425
     1,025,000                 Enpro Industries, 5.875%, 9/15/22 (144A)                        1,076,250
                                                                                         ---------------
                                                                                         $     5,609,675
--------------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- 0.9%
     2,112,000                 Rexel SA, 5.25%, 6/15/20 (144A)                           $     2,164,800
     2,020,000                 United Rentals North America, Inc.,
                               5.5%, 5/15/27                                                   2,078,075
     1,963,000                 United Rentals North America, Inc.,
                               5.75%, 11/15/24                                                 2,075,872

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 27

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- (continued)
       385,000                 United Rentals North America, Inc.,
                               5.875%, 9/15/26                                           $       406,175
     2,330,000                 WESCO Distribution, Inc., 5.375%, 12/15/21                      2,394,075
                                                                                         ---------------
                                                                                         $     9,118,997
                                                                                         ---------------
                               Total Capital Goods                                       $    40,553,891
--------------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                               Diversified Support Services -- 0.2%
     2,165,000                 TMS International Corp., 7.625%,
                               10/15/21 (144A)                                           $     2,181,238
                                                                                         ---------------
                               Total Commercial Services & Supplies                      $     2,181,238
--------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 1.1%
                               Airlines -- 0.5%
     1,920,000                 Air Canada, 5.00%, 3/15/20 (144A)                         $     1,958,400
     2,950,000                 Intrepid Aviation Group Holdings LLC,
                               6.875%, 2/15/19 (144A)                                          2,817,250
                                                                                         ---------------
                                                                                         $     4,775,650
--------------------------------------------------------------------------------------------------------
                               Railroads -- 0.4%
     4,250,000                 Florida East Coast Holdings Corp., 6.75%,
                               5/1/19 (144A)                                             $     4,369,000
--------------------------------------------------------------------------------------------------------
                               Trucking -- 0.2%
     3,500,000                 syncreon Group BV, 8.625%, 11/1/21 (144A)                 $     2,642,500
                                                                                         ---------------
                               Total Transportation                                      $    11,787,150
--------------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.9%
                               Auto Parts & Equipment -- 0.9%
     3,380,000                 Dana Financing Luxembourg Sarl, 6.5%,
                               6/1/26 (144A)                                             $     3,540,550
     1,430,000                 IHO Verwaltungs GmbH, 4.5%, 9/15/23
                               (144A) (PIK)                                                    1,428,212
       909,000                 International Automotive Components
                               Group SA, 9.125%, 6/1/18 (144A)                                   884,002
     3,185,000                 TI Group Automotive Systems LLC, 8.75%,
                               7/15/23 (144A)                                                  3,407,950
                                                                                         ---------------
                                                                                         $     9,260,714
                                                                                         ---------------
                               Total Automobiles & Components                            $     9,260,714
--------------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 4.5%
                               Home Furnishings -- 0.2%
     1,750,000                 Tempur Sealy International, Inc., 5.5%, 6/15/26           $     1,740,165
--------------------------------------------------------------------------------------------------------
                               Homebuilding -- 4.0%
     1,540,000                 CalAtlantic Group, Inc., 5.375%, 10/1/22                  $     1,643,950
     3,975,000                 CalAtlantic Group, Inc., 6.25%, 12/15/21                        4,421,591

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               Homebuilding -- (continued)
     8,375,000                 KB Home, 7.0%, 12/15/21                                   $     9,359,062
     4,150,000                 Lennar Corp., 4.5%, 6/15/19                                     4,284,875
     7,930,000                 Lennar Corp., 4.75%, 11/15/22                                   8,247,200
     3,660,000                 Meritage Homes Corp., 7.0%, 4/1/22                              4,154,100
     3,059,000                 PulteGroup, Inc., 5.0%, 1/15/27                                 3,097,238
     1,500,000                 Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                       1,522,500
     3,990,000                 Taylor Morrison Communities, Inc., 5.875%,
                               4/15/23 (144A)                                                  4,249,350
                                                                                         ---------------
                                                                                         $    40,979,866
--------------------------------------------------------------------------------------------------------
                               Textiles -- 0.3%
     2,920,000                 Springs Industries, Inc., 6.25%, 6/1/21                   $     3,011,250
                                                                                         ---------------
                               Total Consumer Durables & Apparel                         $    45,731,281
--------------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 2.8%
                               Casinos & Gaming -- 1.1%
     1,080,000                 Eagle II Acquisition, 6%, 4/1/25 (144A)                   $     1,116,450
       500,919                 Mashantucket Western Pequot Tribe, 6.5%,
                               7/1/36 (1.0% cash, 5.50% PIK) (PIK) (e)                             6,111
     8,860,000                 Scientific Games International, Inc.,
                               10.0%, 12/1/22                                                  9,613,100
       700,000                 Scientific Games International, Inc.,
                               6.25%, 9/1/20                                                     673,750
                                                                                         ---------------
                                                                                         $    11,409,411
--------------------------------------------------------------------------------------------------------
                               Hotels, Resorts & Cruise Lines -- 0.9%
     1,710,000                 Hilton Grand Vacations Borrower LLC,
                               6.125%, 12/1/24 (144A)                                    $     1,821,150
     1,480,000                 NCL Corp, Ltd., 4.625%, 11/15/20 (144A)                         1,517,000
     1,680,000                 Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                     1,617,000
     4,140,000                 Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                     4,326,300
                                                                                         ---------------
                                                                                         $     9,281,450
--------------------------------------------------------------------------------------------------------
                               Specialized Consumer Services -- 0.8%
     3,475,000                 Constellis Holdings LLC, 9.75%, 5/15/20 (144A)            $     3,738,405
     4,275,000                 Sotheby's, 5.25%, 10/1/22 (144A)                                4,371,188
                                                                                         ---------------
                                                                                         $     8,109,593
                                                                                         ---------------
                               Total Consumer Services                                   $    28,800,454
--------------------------------------------------------------------------------------------------------
                               MEDIA -- 5.7%
                               Advertising -- 0.2%
     2,320,000                 MDC Partners, Inc., 6.5%, 5/1/24 (144A)                   $     2,262,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 29

--------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                              Value
--------------------------------------------------------------------------------------------------------
                               Broadcasting -- 1.5%
     6,170,000                 Gannett Co., Inc., 6.375%, 10/15/23                       $     6,555,625
     2,169,000                 Gray Television, Inc., 5.875%, 7/15/26 (144A)                   2,244,915
     2,693,000                 Nexstar Broadcasting, Inc., 5.625%,
                               8/1/24 (144A)                                                   2,760,325
     3,671,000                 Sinclair Television Group, Inc., 5.125%,
                               2/15/27 (144A)                                                  3,643,468
                                                                                         ---------------
                                                                                         $    15,204,333
--------------------------------------------------------------------------------------------------------
                               Cable & Satellite -- 3.0%
     1,840,000                 Altice Financing SA, 6.625%, 2/15/23 (144A)               $     1,948,100
     1,375,000                 Altice US Finance I Corp., 5.375%,
                               7/15/23 (144A)                                                  1,435,156
     1,055,000                 Altice US Finance I Corp., 5.5%, 5/15/26 (144A)                 1,090,606
     6,925,000                 CCO Holdings LLC, 5.75%, 2/15/26 (144A)                         7,355,596
     2,005,000                 CSC Holdings LLC, 5.5%, 4/15/27 (144A)                          2,072,669
     1,670,000                 CSC Holdings LLC, 6.625%, 10/15/25 (144A)                       1,826,562
     3,370,000                 DISH DBS Corp., 5.875%, 7/15/22                                 3,569,807
     1,575,000                 SFR Group SA, 6.0%, 5/15/22 (144A)                              1,641,938
     2,195,000                 Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                   2,247,131
     7,076,000                 Videotron, Ltd., 5.375%, 6/15/24 (144A)                         7,456,335
                                                                                         ---------------
                                                                                         $    30,643,900
--------------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 1.0%
     1,600,000                 AMC Entertainment, 6.125%, 5/15/27 (144A)                 $     1,634,000
     5,749,000                 Netflix Inc., 4.375% 11/15/26                                   5,662,765
     2,895,000                 Regal Entertainment Group, Inc., 5.75%, 2/1/25                  3,010,800
                                                                                         ---------------
                                                                                         $    10,307,565
                                                                                         ---------------
                               Total Media                                               $    58,417,798
--------------------------------------------------------------------------------------------------------
                               RETAILING -- 0.5%
                               Department Stores -- 0.2%
     2,710,000                 PetSmart, Inc., 7.125%, 3/15/23 (144A)                    $     2,476,262
--------------------------------------------------------------------------------------------------------
                               Automotive Retail -- 0.3%
     2,900,000                 Asbury Automotive Group, Inc., 6.0%, 12/15/24             $     2,994,250
                                                                                         ---------------
                               Total Retailing                                           $     5,470,512
--------------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.2%
                               Food Retail -- 0.2%
     2,241,000                 C&S Group Enterprises LLC, 5.375%,
                               7/15/22 (144A)                                            $     2,212,988
                                                                                         ---------------
                               Total Food & Staples Retailing                            $     2,212,988
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 1.9%
                               Packaged Foods & Meats -- 1.4%
       860,000                 Lamb Weston Holdings, Inc., 4.625%,
                               11/1/24 (144A)                                            $       887,950
       860,000                 Lamb Weston Holdings, Inc., 4.875%,
                               11/1/26 (144A)                                                    886,875
     2,425,000                 Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)                    2,522,000
     7,600,000                 Post Holdings, Inc., 6.0%, 12/15/22 (144A)                      8,113,000
     1,907,000                 Post Holdings, Inc., 8.0%, 7/15/25 (144A)                       2,169,212
                                                                                         ---------------
                                                                                         $    14,579,037
--------------------------------------------------------------------------------------------------------
                               Tobacco -- 0.5%
       875,000                 Alliance One International Inc., 8.5%, 4/15/21            $       907,812
     4,745,000                 Alliance One International, Inc., 9.875%, 7/15/21               4,097,308
                                                                                         ---------------
                                                                                         $     5,005,120
                                                                                         ---------------
                               Total Food, Beverage & Tobacco                            $    19,584,157
--------------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                               Personal Products -- 0.1%
     1,220,000                 Revlon Consumer Products Corp., 5.75%, 2/15/21            $     1,213,900
                                                                                         ---------------
                               Total Household & Personal Products                       $     1,213,900
--------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 5.0%
                               Health Care Services -- 0.6%
     2,350,000                 BioScrip, Inc., 8.875%, 2/15/21                           $     1,985,750
     2,365,000                 Team Health Holdings, Inc., 6.375%,
                               2/1/25 (144A)                                                   2,308,831
     1,865,000                 Universal Hospital Services, Inc.,
                               7.625%, 8/15/20                                                 1,890,644
                                                                                         ---------------
                                                                                         $     6,185,225
--------------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 3.0%
       850,000                 CHS, 6.875%, 2/1/22                                       $       703,375
     7,700,000                 CHS, Inc., 8.0%, 11/15/19                                       7,493,178
    13,410,000                 HCA, Inc., 5.375%, 2/1/25                                      13,963,162
     6,180,000                 Kindred Healthcare Inc., 6.375%, 4/15/22                        5,971,425
     1,795,000                 RegionalCare Hospital Partners Holdings, Inc.,
                               8.25%, 5/1/23 (144A)                                            1,909,656
       905,000                 Tenet Healthcare Corp., 7.5%, 1/1/22 (144A)                       968,350
                                                                                         ---------------
                                                                                         $    31,009,146
--------------------------------------------------------------------------------------------------------
                               Managed Health Care -- 1.4%
     1,220,000                 Centene Corp., 4.75%, 1/15/25                             $     1,239,825
     1,953,000                 Centene Corp., 5.625%, 2/15/21                                  2,053,091

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 31

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               Managed Health Care -- (continued)
     1,325,000                 Centene Corp., 6.125%, 2/15/24                            $     1,427,688
     3,465,000                 Molina Healthcare, Inc., 5.375%, 11/15/22                       3,620,925
     5,195,000                 WellCare Health, 5.25% 4/1/25                                   5,402,800
                                                                                         ---------------
                                                                                         $    13,744,329
                                                                                         ---------------
                               Total Health Care Equipment & Services                    $    50,938,700
--------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 1.8%
                               Pharmaceuticals -- 1.8%
     4,160,000                 Endo Finance LLC, 5.75%, 1/15/22 (144A)                   $     3,848,000
     1,880,000                 Endo, Ltd., 6.0%, 2/1/25 (144A)                                 1,587,660
       755,000                 Endo, Ltd., 6.0%, 7/15/23 (144A)                                  661,569
       370,000                 Horizon Pharma Inc., 8.75% 11/1/24                                385,262
     1,230,000                 Horizon Pharma, Inc., 6.625%, 5/1/23                            1,216,162
    12,195,000                 Valeant Pharmaceuticals International, Inc.,
                               5.875%, 5/15/23 (144A)                                          9,009,056
       935,000                 Valeant Pharmaceuticals, 6.5%, 3/15/22 (144A)                     957,206
     1,250,000                 Valeant Pharmaceuticals, 7%, 3/15/24 (144A)                     1,275,000
                                                                                         ---------------
                                                                                         $    18,939,915
                                                                                         ---------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                             $    18,939,915
--------------------------------------------------------------------------------------------------------
                               BANKS -- 2.9%
                               Diversified Banks -- 2.6%
     3,175,000          6.10   Bank of America Corp., Floating Rate
                               Note, (Perpetual)                                         $     3,401,219
      600,000           6.30   Bank of America Corp., Floating Rate
                               Note, (Perpetual)                                                 660,750
     4,563,000          5.90   Citigroup, Inc., Floating Rate Note, (Perpetual)                4,791,150
     4,960,000          6.25   Citigroup, Inc., Floating Rate Note, (Perpetual)                5,400,200
     4,775,000          8.12   Credit Agricole SA, Floating Rate Note,
                               (Perpetual) (144A)                                              5,269,786
     1,300,000          7.70   Intesa Sanpaolo S.p.A., Floating Rate Note,
                               (Perpetual) (144A)                                              1,282,125
      650,000           8.62   Royal Bank of Scotland Group Plc, Floating
                               Rate Note, (Perpetual)                                            701,675
     4,775,000          8.00   Royal Bank of Scotland Group Plc, Floating
                               Rate Note, (Perpetual)                                          4,954,062
                                                                                         ---------------
                                                                                         $    26,460,967
--------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- 0.3%
     2,920,000                 Provident Funding Associates LP, 6.75%,
                               6/15/21 (144A)                                            $     2,993,000
                                                                                         ---------------
                               Total Banks                                               $    29,453,967
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 2.5%
                               Specialized Finance -- 1.5%
     5,825,000                 Fly Leasing, Ltd., 6.375%, 10/15/21                       $     6,058,000
     7,220,000                 Nationstar Mortgage LLC, 6.5%, 7/1/21                           7,328,300
     1,820,000                 Nationstar Mortgage LLC, 6.5%, 8/1/18                           1,838,200
                                                                                         ---------------
                                                                                         $    15,224,500
--------------------------------------------------------------------------------------------------------
                               Consumer Finance -- 0.8%
     1,870,000                 Ally Financial, Inc., 4.625%, 3/30/25                     $     1,845,456
     6,292,000                 Ally Financial, Inc., 5.75%, 11/20/25                           6,441,435
                                                                                         ---------------
                                                                                         $     8,286,891
--------------------------------------------------------------------------------------------------------
                               Financial Exchanges & Data -- 0.2%
     1,740,000                 MSCI, Inc., 4.75%, 8/1/26 (144A)                          $     1,787,850
                                                                                         ---------------
                               Total Diversified Financials                              $    25,299,241
--------------------------------------------------------------------------------------------------------
                               INSURANCE -- 3.0%
                               Reinsurance -- 3.0%
       500,000          6.13   Alamo Re, Ltd., Floating Rate Note, 6/7/18
                               (Cat Bond) (144A)                                         $       514,250
     1,000,000                 Arlington Segregated Account (Artex SAC Ltd.),
                               Variable Rate Notes, 8/31/16 (f) (g)                               48,600
     1,200,000                 Berwick 2016-1 Segregated Account (Artex
                               SAC Ltd.), Variable Rate Notes, 2/1/18 (f) (g)                     57,000
     1,000,000                 Berwick Segregated Account (Artex SAC Ltd.),
                               Variable Rate Note, 1/22/16 (f) (g)                                30,000
       250,000         14.35   Blue Halo Re, Ltd., Floating Rate Note,
                               6/21/19 (Cat Bond) (144A)                                         247,825
       750,000          0.00   Caelus Re, Ltd., Floating Rate Note, 6/5/20
                               (Cat Bond) (144A)                                                 750,000
     1,500,000                 Carnosutie 2017,Segregated Account (Artex
                               SAC Ltd.), Variable Rate Notes, 11/30/21 (f) (g)                1,519,050
     3,600,000                 Carnoustie 2016-N,Segregated Account (Artex
                               SAC Ltd.), Variable Rate Notes, 11/30/20 (f) (g)                  389,520
     4,500,000                 Carnoustie Segregated Account (Artex SAC Ltd.),
                               Variable Rate Notes, 2/19/16 (f) (g)                               91,800
     1,000,000                 Cypress Segregated Account (Artex SAC Ltd.),
                               Variable Rate Notes, 7/10/17 (f) (g)                              889,800
     1,000,000                 Eden Re II, Ltd., 3/22/21 (f) (g)                               1,026,500
         3,639                 Eden Re II, Ltd., 4/23/19 (144A) (f) (g)                           78,531
       250,000          8.98   Galilei Re, Ltd., Floating Rate Note, 1/8/20
                               (Cat Bond) (144A)                                                 247,575
       600,000          6.34   Galilei Re, Ltd., Floating Rate Note, 1/8/20
                               (Cat Bond) (144A)                                                 599,880
       600,000          7.34   Galilei Re, Ltd., Floating Rate Note, 1/8/20
                               (Cat Bond) (144A)                                                 598,860

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 33

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
       600,000          7.26   Galilei Re, Ltd., Floating Rate Note, 1/8/21
                               (Cat Bond) (144A)                                         $       599,880
       250,000          9.01   Galilei Re, Ltd., Floating Rate Note, 1/8/21
                               (Cat Bond) (144A)                                                 247,725
     2,400,000                 Gleneagles Segregated Account (Artex SAC
                               Ltd), Variable Rate Notes, 11/30/20 (f) (g)                       403,680
     4,500,000                 Gullane Segregated Account (Artex SAC Ltd.),
                               Variable Rate Note 11/30/20 (f) (g)                               188,550
     1,500,000                 Gullane Segregated Account (Artex SAC Ltd.),
                               Variable Rate Note 11/30/21 (f) (g)                             1,525,650
EURO   250,000         12.00   Horse Capital I DAC, Floating Rate Note,
                               6/15/20 (Cat Bond) (144A)                                         273,953
     1,250,000          9.41   Kilimanjaro Re, Ltd., Floating Rate Note,
                               12/6/19 (Cat Bond) (144A)                                       1,262,125
     1,000,000          7.25   Kilimanjaro Re, Ltd., Floating Rate Note,
                               12/6/19 (Cat Bond) (144A)                                       1,020,100
     1,000,000          0.00   Kilimanjaro Re, Ltd., Floating Rate Note,
                               4/20/21 (Cat Bond) (144A                                        1,004,800
       600,000                 Kingsbarns Segregated Account (Artex SAC
                               Ltd.), Variable Rate Notes, 5/15/17 (f) (g)                       599,760
       500,000                 Lahinch Re, Variable Rate Notes, 5/10/21 (f) (g)                    8,900
       500,000                 Limestone Re, Ltd., 8/31/21 (f) (g)                               503,550
       500,000                 Limestone Re, Ltd., 8/31/21 (f) (g)                               503,550
     2,600,000                 Lorenz Re, Ltd., Variable Rate Notes,
                               3/31/18 (f) (g)                                                    15,080
     2,600,000                 Lorenz Re, Ltd., Variable Rate Notes,
                               3/31/19 (f) (g)                                                   145,600
       800,000                 Lorenz Re, Ltd., Variable Rate Notes,
                               3/31/20 (f) (g)                                                   804,800
     1,000,000                 Madison Re. Variable Rate Notes, 3/31/19 (f) (g)                1,110,900
     4,500,000                 Pangaea Re, Series 2015-1, Principal at Risk
                               Notes, 2/1/19 (f) (g)                                              20,250
     5,800,000                 Pangaea Re, Series 2015-2, Principal at Risk
                               Notes, 11/30/19 (f) (g)                                           468,060
     2,000,000                 Pangaea Re, Series 2016-2, Principal at Risk
                               Notes, 11/30/20 (f) (g)                                         2,304,400
     1,100,000                 Pangaea Re., Variable Rate Notes, 11/30/21 (f) (g)              1,130,250
     4,200,000                 Pangaea Re., Variable Rate Notes, 2/1/20 (f) (g)                  583,800
       450,000                 Pinehurst Segregated Account (Artex SAC Ltd.),
                               Variable Rate Notes, 1/16/18 (f) (g)                              432,585
     1,500,000                 Prestwick Segregated Account (Artex SAC Ltd.),
                               Variable Rate Notes, 7/1/16 (f) (g)                                43,800
       500,000          0.00   Residential Reinsurance 2016, Ltd., 12/6/20
                               (Cat Bond) (144A)                                                 470,700

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
     1,000,000          5.03   Residential Reinsurance 2016, Ltd., Floating
                               Rate Note, 12/6/23 (Cat Bond) (144A)                      $       996,100
       750,000                 Resilience Re, Ltd., Floating Rate Note,
                               1/9/19 (f) (g)                                                    750,000
       800,000                 Resilience Re, Ltd., Floating Rate Note,
                               4/7/18 (f) (g)                                                    724,480
         7,345                 Sector Re V, Ltd., Variable Rate Notes,
                               12/1/20 (144A) (f) (g)                                             89,467
     2,700,000                 Silverton Re, Ltd., Variable Rate Notes,
                               9/18/18 (144A) (f) (g)                                            131,760
     3,000,000                 St. Andrews Segregated Account (Artex SAC
                               Ltd.), Variable Rate Notes, 1/22/16 (f) (g)                        59,100
     1,000,000                 St. Andrews Segregated Account (Artex SAC
                               Ltd.), Variable Rate Notes, 2/1/19 (f) (g)                      1,019,000
     1,000,000                 St. Andrews Segregated Account (Artex SAC
                               Ltd.), Variable Rate Notes, 6/1/19 (f) (g)                      1,000,800
     2,450,000                 St. Andrews Segregated Account (Artex SAC
                               Ltd.), Variance Rate Notes, 2/1/18 (f) (g)                        344,470
     1,000,000                 Sunningdale 2017 Segregated Account (Artex
                               SAC Ltd.), Variable Rate Notes, 1/16/18 (f) (g)                   925,100
       500,000          4.00   Ursa Re, Ltd., Floating Rate Note, 12/10/19
                               (Cat Bond) (144A)                                                 502,450
     4,000,000                 Versutus 2016, Class A-1, Variable Rate Notes,
                               11/30/20 (f) (g)                                                  163,200
     1,100,000                 Versutus Ltd., Series 2017-A, Variable Rate
                               Notes, 11/30/2021 (f) (g)                                       1,126,070
                                                                                         ---------------
                                                                                         $    30,593,636
                                                                                         ---------------
                               Total Insurance                                           $    30,593,636
--------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 2.8%
                               Internet Software & Services -- 0.9%
     3,225,000                 Cimpress NV, 7.0%, 4/1/22 (144A)                          $     3,317,719
     6,085,000                 j2 Cloud Services LLC, 8.0%, 8/1/20                             6,275,156
                                                                                         ---------------
                                                                                         $     9,592,875
--------------------------------------------------------------------------------------------------------
                               IT Consulting & Other Services -- 0.6%
     1,310,000                 Change Healthcare Holdings LLC, 5.75%,
                               3/1/25 (144A)                                             $     1,344,388
     1,645,000                 Diamond 1 Finance Corp., 5.875%,
                               6/15/21 (144A)                                                  1,743,700
     2,390,000                 Rackspace, 8.625%, 11/15/24                                     2,530,412
                                                                                         ---------------
                                                                                         $     5,618,500
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 35

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               Data Processing & Outsourced Services -- 1.1%
     2,848,000                 Alliance Data Systems Company, 5.875, 11/1/21             $     2,947,680
     2,750,000                 First Data Corp., 5.0%, 1/15/24 (144A)                          2,812,562
     3,500,000                 First Data Corp., 5.75%, 1/15/24 (144A)                         3,631,250
     1,830,000                 First Data Corp., 7.0%, 12/1/23 (144A)                          1,962,126
                                                                                         ---------------
                                                                                         $    11,353,618
--------------------------------------------------------------------------------------------------------
                               Application Software -- 0.2%
     2,245,000                 Open Text Corp., 5.875%, 6/1/26 (144A)                    $     2,396,538
                                                                                         ---------------
                               Total Software & Services                                 $    28,961,531
--------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                               Communications Equipment -- 0.1%
     1,510,000                 Commscope Technology LLC, 5%, 3/15/27 (144A)              $     1,523,212
--------------------------------------------------------------------------------------------------------
                               Technology Hardware, Storage &
                               Peripherals -- 0.4%
     3,560,000                 Diebold Nixdorf, Inc., 8.5%, 4/15/24                      $     3,969,400
                                                                                         ---------------
                               Total Technology Hardware & Equipment                     $     5,492,612
--------------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 1.1%
                               Semiconductor Equipment -- 0.4%
     4,225,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)                       $     4,404,562
--------------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.7%
     3,930,000                 Micron Technology, Inc., 5.25%, 8/1/23 (144A)             $     4,067,550
     2,350,000                 Micron Technology, Inc., 5.875%, 2/15/22                        2,461,625
                                                                                         ---------------
                                                                                         $     6,529,175
                                                                                         ---------------
                               Total Semiconductors & Semiconductor
                               Equipment                                                 $    10,933,737
--------------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 5.8%
                               Integrated Telecommunication Services -- 2.9%
     1,996,000                 CenturyLink, Inc., 5.8%, 3/15/22                          $     2,088,315
     3,300,000                 CenturyLink, Inc., 6.45%, 6/15/21                               3,564,000
     9,377,000                 Frontier Communications Corp., 8.5%, 4/15/20                    9,974,784
     3,100,000                 Frontier Communications Corp., 8.75%, 4/15/22                   2,990,539
     3,990,000                 Windstream Corp., 7.5%, 6/1/22                                  3,880,275
     2,975,000                 Windstream Services LLC, 6.375%, 8/1/23                         2,625,438
     4,145,000                 Windstream Services LLC, 7.75%, 10/15/20                        4,227,900
                                                                                         ---------------
                                                                                         $    29,351,251
--------------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 2.9%
    19,648,000                 Sprint Corp., 7.25%, 9/15/21                              $    21,490,006
     3,445,000                 T-Mobile USA, Inc., 5.125%, 4/15/25                             3,630,169
       700,000                 T-Mobile USA, Inc., 6.0%, 4/15/24                                 758,450

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               Wireless Telecommunication
                               Services -- (continued)
       860,000                 T-Mobile USA, Inc., 6.5%, 1/15/26                         $       953,525
     3,350,000                 WCP Issuer llc, 6.657%, 8/15/20 (144A)                          3,455,798
                                                                                         ---------------
                                                                                         $    30,287,948
                                                                                         ---------------
                               Total Telecommunication Services                          $    59,639,199
--------------------------------------------------------------------------------------------------------
                               UTILITIES -- 2.8%
                               Electric Utilities -- 0.4%
       223,000                 Talen Energy Supply LLC, 4.625%,
                               7/15/19 (144A)                                            $       219,655
     4,460,000                 Talen Energy Supply LLC, 6.5%, 6/1/25                           3,545,700
                                                                                         ---------------
                                                                                         $     3,765,355
--------------------------------------------------------------------------------------------------------
                               Gas Utilities -- 1.0%
     1,025,000                 AmeriGas Partners LP, 5.5%, 5/20/25                       $     1,035,250
     1,065,000                 DCP Midstream Operating LP, 2.7%, 4/1/19                        1,062,338
     1,785,000                 DCP Midstream Operating LP, 3.875%, 3/15/23                     1,740,375
     3,400,000                 DCP Midstream Operating LP, 5.6%, 4/1/44                        3,247,000
     3,585,000                 Ferrellgas LP, 6.75%, 1/15/22                                   3,450,562
                                                                                         ---------------
                                                                                         $    10,535,525
--------------------------------------------------------------------------------------------------------
                               Independent Power Producers & Energy
                               Traders -- 1.4%
     1,650,000                 AES Corp. Virginia, 5.5%, 3/15/24                         $     1,695,375
     1,175,000                 Calpine Corp., 5.75%, 1/15/25                                   1,136,812
     2,619,000                 NRG Energy, Inc., 6.25%, 5/1/24                                 2,609,834
       350,000                 NRG Energy, Inc., 6.25%, 7/15/22                                  356,584
     4,090,000                 NRG Energy, Inc., 6.625%, 1/15/27                               4,049,100
     2,480,000                 NRG Energy, Inc., 7.25%, 5/15/26                                2,535,800
       400,000                 NRG Energy, Inc., 7.875%, 5/15/21                                 410,000
       360,513                 NSG Holdings LLC, 7.75%, 12/15/25 (144A)                          387,552
     1,235,000                 TerraForm Power Operating LLC, 6.375%,
                               2/1/23 (Step) (144A)                                            1,276,681
                                                                                         ---------------
                                                                                         $    14,457,738
                                                                                         ---------------
                               Total Utilities                                           $    28,758,618
--------------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.6%
                               Specialized REIT -- 0.3%
     2,686,520                 AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                               (12.0% cash, 0.0% PIK) (PIK)                              $     2,814,130
--------------------------------------------------------------------------------------------------------
                               Specialized REIT -- 0.2%
     2,075,000                 Communications Sales & Leasing, Inc., 6.0%,
                               4/15/23 (144A)                                            $     2,159,307
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 37

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               Real Estate Services -- 0.1%
     1,480,000                 Kennedy-Wilson, Inc., 5.875%, 4/1/24                      $     1,535,500
                                                                                         ---------------
                               Total Real Estate                                         $     6,508,937
--------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $675,350,151)                                       $   705,892,422
--------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- 2.8%
     5,120,000                 U.S. Treasury Bills, 5/18/17 (d)                          $     5,118,356
    10,340,000                 U.S. Treasury Bills, 5/4/17 (d)                                10,339,452
    13,000,000          1.01   United States Treasury Floating Rate Note,
                               Floating Rate Note, 4/30/18                                    13,023,192
--------------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS
                               (Cost $28,459,818)                                        $    28,481,000
--------------------------------------------------------------------------------------------------------
                               MUNICIPAL BONDS -- 0.3% (h)
                               Municipal Development -- 0.3%
     2,630,000          0.89   Mississippi Business Finance Corp., Floating
                               Rate Note, 12/1/30                                        $     2,630,000
--------------------------------------------------------------------------------------------------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $2,630,000)                                         $     2,630,000
--------------------------------------------------------------------------------------------------------
                               SENIOR FLOATING RATE LOAN
                               INTERESTS -- 6.0%**
                               ENERGY -- 0.6%
                               Oil & Gas Drilling -- 0.6%
     3,210,000          7.00   Gavilan Resources LLC, 2nd Lien (Term Loan),
                               6.5%, 2/23/24                                             $     3,202,938
     2,863,910          7.50   Jonah Energy LLC, Term Loan (Second
                               Lien), 5/8/21                                                   2,731,454
                                                                                         ---------------
                                                                                         $     5,934,392
                                                                                         ---------------
                               Total Energy                                              $     5,934,392
--------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.5%
                               Specialty Chemicals -- 0.1%
     1,062,813          3.65   Axalta Coating Systems US Holdings, Inc.,
                               Term B-1 Dollar Loan, 2/1/20                              $     1,074,772
--------------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.0%+
       278,701          3.75   Fortescue Metals Group Ltd., Bank Loan, 6/30/19           $       280,758
--------------------------------------------------------------------------------------------------------
                               Steel -- 0.4%
     3,424,168          4.91   Zekelman Industries, Inc., Term Loan, 6/8/21              $     3,469,110
                                                                                         ---------------
                               Total Materials                                           $     4,824,640
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.2%
                               Building Products -- 0.2%
     2,394,923          4.07   Builders Firstsource, Inc., First Lien (Term
                               Loan), 3%, 2/29/24                                        $     2,391,331
                                                                                         ---------------
                               Total Capital Goods                                       $     2,391,331
--------------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                               Environmental & Facilities Services -- 0.1%
       604,972          3.74   WCA Waste Systems Inc., Term Loan (First
                               Lien), 8/12/23                                            $       607,052
--------------------------------------------------------------------------------------------------------
                               Diversified Support Services -- 0.0%+
       412,457          3.76   IAP Worldwide Services, Inc., Term Loan, 7/18/19          $       391,834
                                                                                         ---------------
                               Total Commercial Services & Supplies                      $       998,886
--------------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.9%
                               Auto Parts & Equipment -- 0.9%
         4,136          2.99   Allison Transmission, Inc., Term B-3 Loan, 8/23/19        $         4,183
     6,855,702          3.75   Pioneer.Financial.Reporting.DL@bbh.com                          6,849,991
     1,911,245          3.74   TI Group Automotive Systems LLC, Initial US
                               Term Loan, 6/25/22                                              1,925,579
                                                                                         ---------------
                                                                                         $     8,779,753
                                                                                         ---------------
                               Total Automobiles & Components                            $     8,779,753
--------------------------------------------------------------------------------------------------------
                               MEDIA -- 0.3%
                               Advertising -- 0.2%
     1,938,116          6.75   Affinion Group, Inc., Tranche B Term Loan,
                               4/30/18                                                   $     1,937,943
--------------------------------------------------------------------------------------------------------
                               Broadcasting -- 0.1%
     1,380,462          3.75   Univision Communications, Inc., First Lien
                               (Term Loan), 2.75%, 3/15/24                               $     1,372,505
                                                                                         ---------------
                               Total Media                                               $     3,310,448
--------------------------------------------------------------------------------------------------------
                               RETAILING -- 0.4%
                               Automotive Retail -- 0.4%
     4,318,392          4.74   CWGS Group LLC, Term Loan, 11/3/23                        $     4,354,019
                                                                                         ---------------
                               Total Retailing                                           $     4,354,019
--------------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                               Household Products -- 0.2%
     2,205,000          8.50   Redbox Automated Retail LLC, Term Loan (First
                               Lien), 9/28/21                                            $     2,212,349
--------------------------------------------------------------------------------------------------------
                               Personal Products -- 0.1%
     1,054,700          4.49   Revlon Consumer Products Corp., Initial
                               Term B Loan, 7/22/23                                      $     1,058,584
                                                                                         ---------------
                               Total Household & Personal Products                       $     3,270,933
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 39

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                               Health Care Supplies -- 0.2%
     1,835,000          4.40   Kinetic Concepts, Inc., Term Loan B, 2/1/24               $     1,840,544
--------------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.8%
     1,141,862          4.35   Alliance HealthCare Services, Inc., Initial Term
                               Loan, 6/3/19                                              $     1,142,576
       710,010          6.65   Ardent Legacy Acquisitions, Inc., Term
                               Loan, 7/31/21                                                     714,003
     1,940,154          6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20                    1,924,390
     1,164,092          6.50   BioScrip, Inc., Term Loan, 7/31/20                              1,154,634
     2,512,300          4.40   National Mentor Holdings, Inc., Tranche B Term
                               Loan, 1/31/21                                                   2,524,078
     1,331,834          4.50   National Surgical Hospitals, Inc., Term Loan
                               (First Lien), 5/15/22                                           1,332,633
                                                                                         ---------------
                                                                                         $     8,792,314
--------------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.1%
       564,506         10.25   MMM Holdings, Inc., Term Loan, 10/9/17 (e)                $       553,216
       410,392         10.25   MSO of Puerto Rico, Inc., MSO Term Loan,
                               12/12/17 (e)                                                      402,185
                                                                                         ---------------
                                                                                         $       955,401
                                                                                         ---------------
                               Total Health Care Equipment & Services                    $    11,588,259
--------------------------------------------------------------------------------------------------------
                               INSURANCE -- 0.0%+
                               Multi-line Insurance -- 0.0%+
       363,217          4.42   Alliant Holdings Intermediate LLC, Initial Term
                               Loan, 7/28/22                                             $       365,424
                                                                                         ---------------
                               Total Insurance                                           $       365,424
--------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.2%
                               IT Consulting & Other Services -- 0.2%
     1,481,386          5.75   Evergreen Skills Lux Sarl, Initial Term Loan
                               (First Lien), 4/23/21                                     $     1,391,577
                                                                                         ---------------
                               Total Software & Services                                 $     1,391,577
--------------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.3%
                               Semiconductors -- 0.3%
     3,274,470          3.24   First Lien (Term Loan),                                   $     3,296,072
                                                                                         ---------------
                               Total Semiconductors & Semiconductor
                               Equipment                                                 $     3,296,072
--------------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 1.0%
                               Integrated Telecommunication Services -- 0.5%
     5,000,000          3.24   Level 3 Financing Inc., First Lien (Term Loan),
                               2.25%, 2/17/24                                            $     5,022,500
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                                Wireless Telecommunication Services -- 0.5%
     5,100,408          3.74    Virgin Media Bristol LLC, I Facility, 1/31/25            $     5,125,273
                                                                                         ---------------
                                Total Telecommunication Services                         $    10,147,773
--------------------------------------------------------------------------------------------------------
                                UTILITIES -- 0.1%
                                Electric Utilities -- 0.1%
       222,010          3.74    Vistra Operations Co LLC, Initial Term C
                                Loan, 8/4/23                                             $       221,802
       970,996          3.75    Vistra Operations Co LLC, Initial Term
                                Loan, 8/4/23                                                     970,086
                                                                                         ---------------
                                                                                         $     1,191,888
                                                                                         ---------------
                                Total Utilities                                          $     1,191,888
--------------------------------------------------------------------------------------------------------
                                TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                (Cost $61,415,987)                                       $    61,845,395
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                               RIGHTS / WARRANTS -- 0.0%+
                               ENERGY -- 0.0%+
                               Oil & Gas Exploration & Production -- 0.0%+
         7,060                 Midstates Petroleum Company, Inc.
                               Warrants, 4/21/20                                         $            --
--------------------------------------------------------------------------------------------------------
                               Coal & Consumable Fuels -- 0.0%+
           837                 Contura Energy, Inc., 7/26/23                             $        23,930
                                                                                         ---------------
                               Total Energy                                              $        23,930
--------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                               Health Care Services -- 0.0%+
         2,136                 BioScrip, Inc. 6/30/25 (c)                                $            --
         2,136                 BioScrip, Inc. 6/30/25 (c)                                             --
                                                                                         ---------------
                                                                                         $            --
                                                                                         ---------------
                               Total Health Care Equipment & Services                    $            --
--------------------------------------------------------------------------------------------------------
                               TOTAL RIGHTS / WARRANTS
                               (Cost $2,441)                                             $        23,930
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS -- 3.0%
                               Commercial Paper -- 1.2%
     2,390,000                 Amphenol, Inc., Commercial Paper, 5/1/17 (d)              $     2,389,780
     2,565,000                 Federation des caisses Desjardinss, Commercial
                               Paper, 5/1/17 (d)                                               2,564,821
     2,565,000                 Mondelez, Commercial Paper, 5/1/17 (d)                          2,564,764
     2,565,000                 Natixis, Commercial Paper, 5/1/17 (d)                           2,564,803

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 41

--------------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                               Value
--------------------------------------------------------------------------------------------------------
                               Commercial Paper -- (continued)
       2,565,000               Prudential Funding, Inc., Commercial
                               Paper, 5/1/17 (d)                                         $     2,564,828
                                                                                         ---------------
                                                                                         $    12,648,996
--------------------------------------------------------------------------------------------------------
                               Repurchase Agreements -- 1.8%
       7,695,000               $7,695,000 ScotiaBank, 0.82%, dated
                               4/28/17 plus accrued interest on 5/1/17
                               collateralized by the following:
                               $6,189,952 Federal National Mortgage
                               Association, 3.0 - 4.5%, 9/1/42 - 1/1/47
                               $1,659,485 Government National Mortgage
                               Association, 3.0 - 4.0%, 9/20/45 - 11/20/46               $     7,695,000
       7,695,000               $7,695,000 TD Securities USA LLC, 0.80%,
                               dated 4/28/17 plus accrued interest on 5/1/17
                               collateralized by the following:
                               $7,848,960 U.S. Treasury Notes, 1.5% - 1.875%,
                               8/31/17 - 12/31/18                                              7,695,000
       3,070,000               $3,070,000 TD Securities USA LLC, 0.82%,
                               dated 4/28/17 plus accrued interest on 5/1/17
                               collateralized by the following:
                               $3,131,482 U.S. Treasury Notes, 1.875%,
                               8/31/17                                                         3,070,000
                                                                                         ---------------
                                                                                         $    18,460,000
--------------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $31,110,000)                                        $    31,108,996
--------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENT IN SECURITIES -- 98.8%
                               (Cost $971,609,332) (a)                                   $ 1,016,246,470
--------------------------------------------------------------------------------------------------------
                               OTHER ASSETS & LIABILITIES -- 1.2%                        $    12,222,491
--------------------------------------------------------------------------------------------------------
                               NET ASSETS -- 100.0%                                      $ 1,028,468,961
========================================================================================================

+             Amount rounds to less than 0.1%.

*             Non-income producing security.

(Cat Bond)    Catastrophe or event-linked bond. At April 30, 2017, the value of these securities amounted to $9,336,223 or 0.9% of net assets. See
              Notes to Financial Statements -- Note 1G.

(Perpetual)   Security with no stated maturity date.

(PIK)         Represents a pay in kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REMICS        Real Estate Mortgage Investment Conduits.

REIT          Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Semiannual Report | 4/30/17

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2017, the value of these securities amounted to $311,938,436 or 30.3% of net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $976,315,025 was as follows:

                 Aggregate gross unrealized appreciation for all investments in which
                    there is an excess of value over tax cost                              $ 67,241,351

                 Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                                 (27,309,906)
                                                                                           ------------
                 Net unrealized appreciation                                               $ 39,931,445
                                                                                           ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)           Security is in default.

(f) Structured reinsurance investment. At April 30, 2017, the value of these securities amounted to $21,257,413 or 2.1% of net assets. See Notes to Financial Statements -- Note 1G.

(g)          Rate to be determined.

(h)          Consists of Revenue Bonds unless otherwise indicated.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2017 were as follows:

-----------------------------------------------------------------------------------------------------
                                                                     Purchases           Sales
-----------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                            $          --       $ 16,852,543
Other Long-Term Securities                                           $210,346,870        $297,519,712

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended April 30, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $106,439 and $14,944,111, respectively, which resulted in a net realized loss of $192,503.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 43

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION
-------------------------------------------------------------------------------------------------------------
                                                                                     Premiums
Notional                         Obligation                    Credit    Expiration  Paid        Unrealized
Principal ($)(1)  Exchange       Entity/Index    Coupon        Rating(2) Date        (Received)  Appreciation
-------------------------------------------------------------------------------------------------------------
  27,344,180      Chicago        Markit CDX      5.00%         B+        12/20/19    $1,859,192  $481,309
                  Mercantile     North America
                  Exchange       High Yield
                                 Index
   5,919,200      Chicago        Markit CDX      5.00%         B+        12/20/20       136,734   368,106
                  Mercantile     North America
                  Exchange       High Yield
                                 Index
-------------------------------------------------------------------------------------------------------------
                                                                                     $1,995,926  $849,415
=============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements --
                Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------------
                                     Level 1         Level 2              Level 3        Total
------------------------------------------------------------------------------------------------------
  Convertible Corporate Bonds        $        --     $101,005,003         $     --       $ 101,005,003
  Preferred Stocks
    Transportation
       Air Freight & Logistics                --        1,111,511               --           1,111,511
    Diversified Financials
       Consumer Finance                2,491,134               --               --           2,491,134
  Convertible Preferred Stocks
    Health Care Equipment &
       Services
       Health Care Services                   --               --           51,694              51,694
    All Other Convertible
       Preferred Stocks               13,115,790               --               --          13,115,790

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Semiannual Report | 4/30/17

-----------------------------------------------------------------------------------------------
                                  Level 1        Level 2        Level 3         Total
-----------------------------------------------------------------------------------------------
 Common Stock
   Energy
      Oil & Gas Exploration &
        Production                     28,849         905,718            --            934,567
   Capital Goods
      Industrial Machinery                 --              --           737                737
   Commercial Services &
      Supplies
      Diversified Support
        Services                           --          71,570            --             71,570
   Transportation
      Air Freight & Logistics              --         456,412            --            456,412
   Consumer Services
      Education Services                   --         146,643            --            146,643
   All Other Common Stocks         41,791,981              --            --         41,791,981
 Asset Backed Securities                   --       1,739,076            --          1,739,076
 Collateralized Mortgage
   Obligations                             --      23,348,609            --         23,348,609
 Corporate Bonds
   Insurance
      Reinsurance                          --       9,336,223    21,257,413         30,593,636
   All Other Corporate Bonds               --     675,298,786            --        675,298,786
 U.S. Government Agency
   Obligations                             --      28,481,000            --         28,481,000
 Municipal Bonds                           --       2,630,000            --          2,630,000
 Senior Floating Rate
   Loan Interests                          --      61,845,395            --         61,845,395
 Warrants*                                 --          23,930            --             23,930
 Commercial Paper                          --      12,648,996            --         12,648,996
 Repurchase Agreements                     --      18,460,000            --         18,460,000
-----------------------------------------------------------------------------------------------
 Total                            $57,427,754    $937,508,872   $21,309,844     $1,016,246,470
===============================================================================================
* Security is valued at $0.
 Other Financial Instruments
 Unrealized depreciation on
   futures contracts              $  (184,625)   $         --   $        --     $     (184,625)
 Unrealized appreciation on
   swap contracts                          --         849,415            --            849,415
-----------------------------------------------------------------------------------------------
 Total Other
   Financial Instruments          $  (184,625)   $    849,415   $        --     $      664,790
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 45

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------
                                             Convertible
                                             Preferred   Common        Corporate
                                             Stocks      Stocks        Bonds            Total
----------------------------------------------------------------------------------------------------
 Balance as of 10/31/15                      $67,755     $737          $39,958,452      $40,026,944
 Realized gain (loss)(1)                          --       --                7,345            7,345
 Change in unrealized
   appreciation (depreciation)(2)            (16,061)      --              237,420          221,359
 Purchases                                        --       --           13,043,134       13,043,134
 Sales                                            --       --          (31,988,938)     (31,988,938)
 Changes between Level 3*                         --       --                   --               --
----------------------------------------------------------------------------------------------------
 Balance as of 4/30/17                       $51,694     $737          $21,257,413      $21,309,844
====================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2017, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments
    still held as of 4/30/17                                                                  $ 401,679
                                                                                              ---------

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Semiannual Report | 4/30/17

Statement of Assets and Liabilities | 4/30/17 (unaudited)

ASSETS:
  Investment in securities (cost $971,609,332)                                       $ 1,016,246,470
  Cash                                                                                       782,660
  Foreign currencies, at value (cost $40,714)                                                 41,705
  Restricted cash*                                                                         2,202,760
  Receivables --
     Investment securities sold                                                            4,394,193
     Fund shares sold                                                                      1,167,167
     Interest                                                                             11,888,366
     Dividends                                                                               101,816
     Variation margin for futures contracts                                                   59,080
     Variation margin for centrally cleared swap contracts                                    11,755
  Other assets                                                                                52,427
-----------------------------------------------------------------------------------------------------
         Total assets                                                                $ 1,036,948,399
=====================================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                                $     4,880,949
      Fund shares repurchased                                                              2,336,117
      Distributions                                                                          595,765
      Audit expense                                                                           31,254
      Printing expense                                                                        13,640
      Legal expense                                                                           54,245
      Trustee fees                                                                             6,126
   Due to affiliates                                                                         164,767
   Accrued expenses                                                                          396,575
-----------------------------------------------------------------------------------------------------
          Total liabilities                                                          $     8,479,438
=====================================================================================================
NET ASSETS:
  Paid-in capital                                                                    $ 1,035,119,099
  Distributions in excess of net investment income                                          (953,260)
  Accumulated net realized loss on investments, futures contracts,
     foreign currency transactions, and swap contracts                                   (50,999,998)
  Net unrealized appreciation on investments                                              44,637,138
  Unrealized depreciation on futures contracts                                              (184,625)
  Unrealized appreciation on centrally cleared swap contracts                                849,415
  Net unrealized appreciation on other assets and liabilities
     denominated in foreign currencies                                                         1,192
-----------------------------------------------------------------------------------------------------
         Net assets                                                                  $ 1,028,468,961
=====================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $535,373,302/55,010,511 shares)                                 $          9.73
   Class C (based on $241,917,026/24,340,019 shares)                                 $          9.94
   Class R (based on $29,772,487/2,702,822 shares)                                   $         11.02
   Class Y (based on $221,406,146/22,735,666 shares)                                 $          9.74
MAXIMUM OFFERING PRICE:
   Class A ($9.73/ 95.5%)                                                            $         10.19
=====================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 47

Statement of Operations (unaudited)

For the Six Months Ended 4/30/17

INVESTMENT INCOME:
   Interest                                                        $32,310,963
   Dividend (net of foreign taxes withheld $2,625)                   1,046,031
------------------------------------------------------------------------------------------------
         Total investment income                                                     $33,356,994
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $ 3,497,181
  Transfer agent fees
     Class A                                                           409,770
     Class C                                                           140,677
     Class R                                                            48,562
     Class Y                                                           188,459
  Distribution fees
     Class A                                                           676,172
     Class C                                                         1,246,821
     Class R                                                            72,934
  Shareholder communications expense                                     2,476
  Administrative expense                                               187,286
  Custodian fees                                                        18,758
  Registration fees                                                     38,921
  Professional fees                                                     54,501
  Printing expense                                                       9,946
  Fees and expenses of nonaffiliated Trustees                           25,135
  Miscellaneous                                                         60,820
------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 6,678,419
------------------------------------------------------------------------------------------------
         Net investment income                                                       $26,678,575
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS, FUTURES CONTRACTS, FOREIGN CURRENCY
TRANSACTIONS AND SWAP CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                   $ 6,623,638
     Class actions                                                     523,069
     Futures contracts                                              (2,048,657)
     Swap contracts                                                    593,999
     Other assets and liabilities denominated in
        foreign currencies                                              10,882       $ 5,702,931
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                   $27,309,794
     Futures contracts                                                (790,195)
     Swap contracts                                                    851,323
     Other assets and liabilities denominated in
        foreign currencies                                               1,286       $27,372,208
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     class actions, futures contracts and swap contracts                             $33,075,139
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $59,753,714
================================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Semiannual Report | 4/30/17

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               4/30/17             Year Ended
                                                               (unaudited)         10/31/16
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $   26,678,575      $   55,594,403
Net realized gain (loss) on investments, class actions,
  futures contracts, swap contracts and other assets
  and liabilities denominated in foreign currencies                 5,702,931         (56,907,266)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap contracts and other
  assets and liabilities denominated in foreign currencies         27,372,208          73,774,464
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting
          from operations                                      $   59,753,714      $   72,461,601
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.25 and $0.48 per share, respectively)        $  (14,194,234)     $  (30,736,966)
      Class C ($0.22 and $0.42 per share, respectively)            (5,616,181)        (12,301,556)
      Class R ($0.26 and $0.49 per share, respectively)              (701,021)         (1,455,477)
      Class Y ($0.26 and $0.50 per share, respectively)            (6,151,884)        (12,904,081)
Net realized gain:
      Class A ($0.00 and $0.07 per share, respectively)                    --          (4,544,310)
      Class C ($0.00 and $0.07 per share, respectively)                    --          (2,101,774)
      Class R ($0.00 and $0.07 per share, respectively)                    --            (210,950)
      Class Y ($0.00 and $0.07 per share, respectively)                    --          (1,776,087)
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                   $  (26,663,320)     $  (66,031,201)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                   $   67,532,359      $  150,075,971
Reinvestment of distributions                                      23,314,114          57,858,717
Cost of shares repurchased                                       (195,702,681)       (378,274,434)
--------------------------------------------------------------------------------------------------
       Net decrease in net assets resulting from Fund
          share transactions                                   $ (104,856,208)     $ (170,339,746)
--------------------------------------------------------------------------------------------------
       Net decrease in net assets                              $  (71,765,814)     $ (163,909,346)
NET ASSETS:
Beginning of period                                            $1,100,234,775      $1,264,144,121
--------------------------------------------------------------------------------------------------
End of period                                                  $1,028,468,961      $1,100,234,775
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               $     (953,260)     $     (968,515)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 49

--------------------------------------------------------------------------------------------------
                            Six Months         Six Months
                            Ended              Ended
                            4/30/17            4/30/17              Year Ended      Year Ended
                            Shares             Amount               10/31/16        10/31/16
                            (unaudited)        (unaudited)          Shares          Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                   2,367,226        $ 22,505,357           7,756,351     $  69,548,945
Reinvestment of
   distributions              1,332,626          12,781,915           3,556,932        32,089,083
Less shares repurchased     (10,221,222)        (97,304,761)        (19,657,393)     (176,937,468)
--------------------------------------------------------------------------------------------------
      Net decrease           (6,521,370)       $(62,017,489)         (8,344,110)    $ (75,299,440)
==================================================================================================
Class C
Shares sold                     433,689        $  4,159,729           1,123,650     $  10,349,673
Reinvestment of
   distributions                450,151           4,408,618           1,211,226        11,149,266
Less shares repurchased      (3,537,342)        (34,606,055)         (7,999,161)      (73,402,487)
--------------------------------------------------------------------------------------------------
      Net decrease           (2,653,502)       $(26,037,708)         (5,664,285)    $ (51,903,548)
==================================================================================================
Class R
Shares sold                     384,801        $  4,164,557             802,213     $   8,115,504
Reinvestment of
   distributions                 55,562             603,646             146,753         1,496,808
Less shares repurchased        (521,534)         (5,649,260)         (1,671,454)      (17,057,050)
--------------------------------------------------------------------------------------------------
      Net decrease              (81,171)       $   (881,057)           (722,488)    $  (7,444,738)
==================================================================================================
Class Y
Shares sold                   3,819,099        $ 36,702,716           6,867,808     $  62,061,849
Reinvestment of
   distributions                574,836           5,519,935           1,453,136        13,123,560
Less shares repurchased      (6,060,322)        (58,142,605)        (12,281,090)     (110,877,429)
--------------------------------------------------------------------------------------------------
      Net decrease           (1,666,387)       $(15,919,954)         (3,960,146)    $ (35,692,020)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Semiannual Report | 4/30/17

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months                                     Year           Year
                                                      Ended        Year        Year        Year      Ended          Ended
                                                      4/30/17      Ended       Ended       Ended     10/31/13       10/31/12
                                                      (unaudited)  10/31/16    10/31/15    10/31/14  (Consolidated) (Consolidated)
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                  $    9.43    $   9.33    $  10.54    $  11.07  $     10.25    $    9.67
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $    0.25(b) $   0.46(b) $   0.44(b) $   0.46  $      0.51    $    0.51
   Net realized and unrealized gain (loss) on
   investments                                             0.30        0.19       (0.73)      (0.11)        0.84         0.59
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $    0.55    $   0.65    $  (0.29)   $   0.35  $      1.35    $    1.10
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $  (0.25)    $ (0.48)    $  (0.45)   $  (0.49) $    (0.53)    $   (0.52)
   Net realized gain                                        --       (0.07)       (0.47)      (0.39)         --            --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $  (0.25)    $ (0.55)    $  (0.92)   $  (0.88) $    (0.53)    $   (0.52)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   0.30     $   0.10    $  (1.21)   $  (0.53) $     0.82     $    0.58
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   9.73     $   9.43    $   9.33    $  10.54  $    11.07     $   10.25
==================================================================================================================================
Total return*                                             5.87%        7.29%      (2.97)%      3.22%      13.52%(a)     11.66%
Ratio of net expenses to average net assets               1.15%**      1.17%       1.17%       1.15%       1.14%         1.16%
Ratio of net investment income (loss) to average net
   assets                                                 5.25%**      5.09%       4.51%       4.34%       4.82%         5.18%
Portfolio turnover rate                                     42%**        41%         32%         28%         46%           33%
Net assets, end of period (in thousands)              $535,373     $580,260    $651,646    $895,795  $1,206,497     $1,263,707
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.49%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

**  Annualized

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 51

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months                                      Year           Year
                                                      Ended        Year         Year        Year      Ended          Ended
                                                      4/30/17      Ended        Ended       Ended     10/31/13       10/31/12
                                                      (unaudited)  10/31/16     10/31/15    10/31/14  (Consolidated) (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $   9.63     $    9.52    $  10.74    $  11.28  $    10.43     $   9.84
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $   0.22(b)  $    0.41(b) $   0.38(b) $   0.40  $     0.44     $   0.45
   Net realized and unrealized gain (loss) on
     investments                                          0.31          0.19       (0.75)      (0.13)       0.87         0.59
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $   0.53     $    0.60    $  (0.37)   $   0.27  $     1.31     $   1.04
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $  (0.22)    $   (0.42)   $  (0.38)   $  (0.42) $    (0.46)    $  (0.45)
   Net realized gain                                        --         (0.07)      (0.47)      (0.39)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $  (0.22)    $   (0.49)   $  (0.85)   $  (0.81) $    (0.46)    $  (0.45)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   0.31     $    0.11    $  (1.22)   $  (0.54) $     0.85     $   0.59
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   9.94     $    9.63    $   9.52    $  10.74  $    11.28     $  10.43
===================================================================================================================================
Total return*                                             5.52%(c)      6.60%      (3.64)%      2.41%      12.87%(a)    10.85%
Ratio of net expenses to average net assets               1.86%**       1.88%       1.89%       1.83%       1.86%        1.85%
Ratio of net investment income (loss) to average net
     assets                                               4.56%**       4.40%       3.79%       3.65%       4.11%        4.50%
Portfolio turnover rate                                     42%**         41%         32%         28%         46%          33%
Net assets, end of period (in thousands)              $241,917      $259,910    $310,805    $397,186   $ 443,442     $467,377
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.75%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the six months ended April 30, 2017, the total return would have been 5.41%.

**  Annualized

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Yield Fund | Semiannual Report | 4/30/17

---------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months                                    Year           Year
                                                      Ended        Year        Year       Year      Ended          Ended
                                                      4/30/17      Ended       Ended      Ended     10/31/13       10/31/12
                                                      (unaudited)  10/31/16    10/31/15   10/31/14  (Consolidated) (Consolidated)
---------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                  $ 10.68      $ 10.53     $ 11.84    $ 12.39   $ 11.46        $ 10.82
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $  0.26(b)   $  0.49(b)  $  0.46(b) $  0.48   $  0.53        $  0.53
   Net realized and unrealized gain (loss) on
     investments                                         0.34         0.22       (0.83)     (0.14)     0.95           0.64
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $  0.60      $  0.71     $ (0.37)   $  0.34   $  1.48        $  1.17
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $ (0.26)     $ (0.49)    $ (0.47)   $ (0.50)  $ (0.55)       $ (0.53)
   Net realized gain                                       --        (0.07)      (0.47)     (0.39)       --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $ (0.26)     $ (0.56)    $ (0.94)   $ (0.89)  $ (0.55)       $ (0.53)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $  0.34      $  0.15     $ (1.31)   $ (0.55)  $  0.93        $  0.64
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 11.02      $ 10.68     $ 10.53    $ 11.84   $ 12.39        $ 11.46
=================================================================================================================================
Total return*                                            5.64%(d)     7.11%(c)   (3.36)%     2.82%    13.24%(a)      11.11%
Ratio of net expenses to average net assets              1.58%**      1.49%       1.51%      1.49%     1.47%          1.56%
Ratio of net investment income (loss) to average net
     assets                                              4.80%**      4.76%       4.16%      3.99%     4.50%          4.79%
Portfolio turnover rate                                    42%**        41%         32%        28%       46%            33%
Net assets, end of period (in thousands)              $29,772      $29,721     $36,931    $51,146   $56,248        $69,207
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.13%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the six months ended April 30, 2017, the total return would have been 5.55%.

**  Annualized

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 53

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months                                     Year           Year
                                                      Ended        Year        Year        Year      Ended          Ended
                                                      4/30/17      Ended       Ended       Ended     10/31/13       10/31/12
                                                      (unaudited)  10/31/16    10/31/15    10/31/14  (Consolidated) (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                  $   9.44     $   9.34    $  10.55    $  11.08  $  10.25       $   9.67
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $   0.26(b)  $   0.49(b) $   0.47(b) $   0.50  $   0.55       $   0.54
   Net realized and unrealized gain (loss) on
     investments                                          0.30         0.18       (0.73)      (0.12)     0.85           0.59
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $   0.56     $   0.67    $  (0.26)   $   0.38  $   1.40       $   1.13
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $  (0.26)    $  (0.50)   $  (0.48)   $  (0.52) $  (0.57)      $  (0.55)
   Net realized gain                                        --        (0.07)      (0.47)      (0.39)       --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $  (0.26)    $  (0.57)   $  (0.95)   $  (0.91) $  (0.57)      $  (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   0.30     $   0.10    $  (1.21)   $  (0.53) $   0.83       $   0.58
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   9.74     $   9.44    $   9.34    $  10.55  $  11.08       $  10.25
====================================================================================================================================
Total return*                                             6.01%(c)     7.62%      (2.69)%      3.55%    13.98%(a)      12.02%
Ratio of net expenses to average net assets               0.92%**      0.87%       0.88%       0.84%     0.82%          0.82%
Ratio of net investment income (loss) to average net
     assets                                               5.48%**      5.39%       4.77%       4.64%     5.12%          5.51%
Portfolio turnover rate                                     42%**        41%         32%         28%       46%            33%
Net assets, end of period (in thousands)              $221,406     $230,343    $264,761    $254,504  $330,398       $287,901
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.89%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the six months ended April 30, 2017, the total return would have been 5.90%.

**  Annualized

The accompanying notes are an integral part of these financial statements.

54 Pioneer High Yield Fund | Semiannual Report | 4/30/17

Notes to Financial Statements | 4/30/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class B shares converted to Class A shares as of the close of business on November 10, 2014. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 55

A.  Security Valuation

    The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

    Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

    Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

56 Pioneer High Yield Fund | Semiannual Report | 4/30/17

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

    Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

    Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 57

    At April 30, 2017, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.01% of net assets.

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

58 Pioneer High Yield Fund | Semiannual Report | 4/30/17

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended October 31, 2016 was as follows:

    ----------------------------------------------------------------------------
                                                                            2016
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $57,398,080
    Long term capital gain                                             8,633,121
    ----------------------------------------------------------------------------
         Total                                                       $66,031,201
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2016:

    ----------------------------------------------------------------------------
                                                                           2016
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $  3,699,909
    Capital loss carryforward                                       (55,892,949)
    Dividend payable                                                   (416,032)
    Net unrealized appreciation                                      12,868,540
    ----------------------------------------------------------------------------
         Total                                                     $(39,740,532)
    ============================================================================

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market on swaps and futures contracts, adjustments relating to catastrophe bonds, the tax adjustments relating to credit default swaps, interest accruals on defaulted bonds, preferred stocks, Real Estate Investment Trust (REIT) and other holdings.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $11,819 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2017.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 59 paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

    Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

60 Pioneer High Yield Fund | Semiannual Report | 4/30/17

G.  Insurance-linked Securities (ILS)

    The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Fund's investments in ILS may include special purpose vehicles
    ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

    Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 61

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2017, was $1,059,000. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended April 30, 2017, was $(24,011,951).

    At April 30, 2017, open futures contracts were as follows:

    -------------------------------------------------------------------------------------
                                Number of
                                Contracts      Settlement                   Unrealized
    Type         Counterparty   Long/(Short)   Month        Value           Depreciation
    -------------------------------------------------------------------------------------
    S&P 500      Citibank NA    (211)          6/17         $(25,114,275)   $(184,625)
      EMINI
    -------------------------------------------------------------------------------------
         Total                  (211)                       $(25,114,275)   $(184,625)
    =====================================================================================

I.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the


62 Pioneer High Yield Fund | Semiannual Report | 4/30/17 counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    The amount of cash deposited with a broker as collateral at April 30, 2017 was $1,181,724 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 63

    Open credit default swap contracts at April 30, 2017, are listed in the Schedule of Investments. The average value of credit default swap contracts open during the year ended April 30, 2017, was $2,545,824.

J.  Repurchase Agreements

    Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the six months ended April 30, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.67% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $78,422 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

64 Pioneer High Yield Fund | Semiannual Report | 4/30/17

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended April 30, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $1,146
Class C                                                                      816
Class R                                                                       32
Class Y                                                                      482
--------------------------------------------------------------------------------
  Total                                                                   $2,476
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $86,345 in distribution fees payable to PFD at April 30, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2017, CDSCs in the amount of $3,297 were paid to PFD.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 65

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2017, the Fund had no borrowings under the credit facility.

6.  Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

66 Pioneer High Yield Fund | Semiannual Report | 4/30/17

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2017, was as follows:

------------------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
                                                               Foreign
                                  Interest     Credit          Exchange     Equity          Commodity
                                  Rate Risk    Risk            Rate Risk    Risk            Risk
------------------------------------------------------------------------------------------------------
 Assets
 Net unrealized appreciation
  on centrally cleared
  swap contracts                  $--          $     --        $--          $849,415        $--
------------------------------------------------------------------------------------------------------
  Total Value                     $--          $     --        $--          $849,415        $--
======================================================================================================
 Liabilities
 Unrealized depreciation
  of futures contracts*           $--          $184,625        $--          $     --        $--
------------------------------------------------------------------------------------------------------
  Total Value                     $--          $184,625        $--          $     --        $--
======================================================================================================

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2017 was as follows:

------------------------------------------------------------------------------------------------------
Statement of Operations
                                                               Foreign
                                  Interest     Credit          Exchange     Equity          Commodity
                                  Rate Risk    Risk            Rate Risk    Risk            Risk
------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on
  Swap contracts                  $--          $593,999        $--          $        --     $--
  Futures contracts                --                --         --           (2,048,657)     --
------------------------------------------------------------------------------------------------------
  Total Value                     $--          $593,999        $--          $(2,048,657)    $--
======================================================================================================
 Change in net unrealized
  appreciation
  (depreciation) on
  Swap contracts                  $--          $851,323        $--          $        --     $--
  Futures contracts                --                --         --             (790,195)     --
------------------------------------------------------------------------------------------------------
  Total Value                     $--          $851,323        $--          $  (790,195)    $--
======================================================================================================

7. Pending Litigation

The Fund is currently involved in a litigation matter relating to Fund investments. The plaintiff in the matter seeks to recover approximately $73 million in principal from the Fund, together with interest. The litigation, which is one of four lawsuits arising from the bankruptcy of Lyondell Chemical Company, asserts both constructive and actual intent fraudulent transfers. The Fund believes the lawsuit is without merit and is defending the matter vigorously.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 67

The actual intent claims asserted in the four related lawsuits were previously dismissed by then-Judge Gerber of the United States Bankruptcy Court for the Southern District of New York on November 18, 2015. On July 27, 2016, the District Court issued an opinion in one of the lawsuits (in which the Fund is not named as a defendant) (the "Hofmann Case") that reversed the November 2015 dismissal of the actual intent claims and remanded the Hofmann case to the Bankruptcy Court for further proceedings. On April 24, 2017, Judge Glenn of the United States Bankruptcy Court issued a ruling in another of the related lawsuits (in which the Fund is not named as a defendant) (the "Blavatnik Case"), which involves many of the same facts as the lawsuit involving the Fund. Judge Glenn ruled in favor of the Blavatnik defendants on virtually all claims (including the constructive and actual fraudulent transfer claims). On May 30, 2017, the Fund filed a motion in the Bankruptcy Court seeking dismissal of the Hofmann Case on collateral estoppel grounds based on Judge Glenn's ruling in the Blavatnik Case. The outcome of the Hofmann Case could impact the Fund's exposure.

On May 4, 2016, the Fund filed a renewed motion to dismiss the constructive fraudulent transfer count of the complaint on the grounds that a recent decision from the Second Circuit Court of Appeals required dismissal. On July 20, 2016, Judge Glenn granted the renewed motion to dismiss, subject to review by the District Court. On August 3, 2016, the plaintiff objected to Judge Glenn's recommendation. On May 30, 2017, the Fund filed a motion requesting that the District Court remand the case to the Bankruptcy Court so that Judge Glenn could consider additional grounds for dismissal in light of his April 2017 ruling in the Blavatnik Case. As of May 31, 2017, the District Court has not yet issued a decision on either Judge Glenn's 2016 report and recommendation or the Fund's motion for remand.

It is reasonably possible that the Fund may experience an adverse outcome in one or more of the pending cases. Currently, the amount of a judgment cannot be reasonably estimated. On December 4, 2014, the plaintiff made a settlement offer to all defendants in the Fund litigation. The plaintiff offered full settlement for 10% of the face amount of the claims. A limited group of small holders accepted the settlement offer. On April 24, 2015, the plaintiff renewed its settlement offer, offering full settlement for 8.5% of the face amount of the claims. The renewed settlement offer was not accepted. On May 27, 2016, the plaintiff renewed its settlement offer, offering full settlement for 3% of the face amount of the claims. While the plaintiff did not set a date by which defendants needed to accept the offer, it is unlikely that this settlement offer remains open.

68 Pioneer High Yield Fund | Semiannual Report | 4/30/17

Additional Information

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which has been submitted to the shareholders of the Fund for their approval.

Change in Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Fund's independent registered public accounting firm, has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it intends to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. The Board will engage a new independent registered public accounting firm for the Fund upon the completion of the Transaction.

During the periods that Deloitte & Touche LLP has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Deloitte & Touche LLP's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 69

Approval of New and Interim Management Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield Fund (the Fund) pursuant to an investment management agreement between PIM and the Fund.

PIM is the principal U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. ("PGAM"). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including PIM, to Amundi (the "Transaction"). Upon the consummation of the transaction, PIM will become an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. The closing of the Transaction is expected to happen in 2017.

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") will terminate automatically upon the consummation of the Transaction. In order for PIM to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund must approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement has been submitted to the shareholders of the Fund for their approval at a meeting to be held on June 13, 2017. If the shareholders of the Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between PIM and the Fund (the "Interim Management Agreement") will take effect upon the closing of the Transaction. The Board of Trustees of the Fund also approved the Interim Management Agreement at the March 6-7, 2017 meeting.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for PIM, including Amundi's plans for integration of Pioneer Investments and PIM with its existing asset management businesses and plans for the future development of PIM; (d) the effect of the Transaction on the ongoing services provided to

70 Pioneer High Yield Fund | Semiannual Report | 4/30/17 the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of PIM's management and key employees, including compensation and benefits to PIM's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of PIM; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of PIM in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of PIM and its pre- and post-Transaction parent companies, profitability analyses from PIM, and analyses from PIM as to possible economies of scale; (iv) the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. ("PIAM") as compared to that of PIM's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of PIM's and PIAM's institutional accounts, as well as the different services provided by Adviser to the Fund and by PIM and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 71 one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with PIM; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of PIM; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of PIM; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of PIM and PIAM, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of PIM would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of PIM with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which PIM could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by PIM would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from PIM the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further

72 Pioneer High Yield Fund | Semiannual Report | 4/30/17 consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by PIM and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund and that are expected to be provided by PIM to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of PIM that are involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer Fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that PIM would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, PIM would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to PIM for the provision of administration services.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 73

The Trustees considered that Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it will be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that PIM may have access to additional research and portfolio management capabilities as a result of the Transaction and that PIM, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of PIM. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of PIM to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of PIM as a direct result of the Transaction, or the risk management, legal or compliance services provided by PIM, with respect to the Fund. They further considered the current incentive arrangements for key personnel of PIM that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by PIM after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

74 Pioneer High Yield Fund | Semiannual Report | 4/30/17

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with PIM on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

The Trustees reviewed management fees charged by PIM and PIAM to institutional and other clients, including publicly offered European funds sponsored by PIM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 75 accounts. The Trustees also considered PIM's costs in providing services to the Fund and PIM's and PIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with PIM's and PIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, PIM would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with PIM's management of the Fund and PIM's and PIAM's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services to be provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and PIAM from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the

76 Pioneer High Yield Fund | Semiannual Report | 4/30/17 availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that PIM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, PIM will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for PIM, PIAM and Amundi that derive from PIM's relationships with the Fund, including Amundi's ability to market the services of PIM globally. The Trustees noted that PIM may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of PIM. The Trustees considered that PIM and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by PIM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 77

Trustees, Officers and Service Providers

Trustees                                  Advisory Trustee
Thomas J. Perna, Chairman                 Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                      Officers
Margaret B.W. Graham                      Lisa M. Jones, President and Chief
Marguerite A. Piret                          Executive Officer
Fred J. Ricciardi                         Mark E. Bradley, Treasurer and
Kenneth J. Taubes                            Chief Financial Officer
                                          Christopher J. Kelley, Secretary and
                                             Chief Legal Officer
Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

78 Pioneer High Yield Fund | Semiannual Report | 4/30/17

                          This page is for your notes.

                      Pioneer High Yield Fund | Semiannual Report | 4/30/17   79

                          This page is for your notes.

80 Pioneer High Yield Fund | Semiannual Report | 4/30/17

                          This page is for your notes.

                      Pioneer High Yield Fund | Semiannual Report | 4/30/17   81

                          This page is for your notes.

82 Pioneer High Yield Fund | Semiannual Report | 4/30/17

                          This page is for your notes.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/17 83

                          This page is for your notes.

84 Pioneer High Yield Fund | Semiannual Report | 4/30/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 19383-11-0617

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 27, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer


Date June 27, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer


Date June 27, 2017

* Print the name and title of each signing officer under his or her signature.